                                                                     EXHIBIT 4.2

                          GLENBOROUGH PROPERTIES, L.P.,

                                     ISSUER

                      GLENBOROUGH REALTY TRUST INCORPORATED

                                    GUARANTOR

                                       AND

                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION,

                                     TRUSTEE






                                    INDENTURE

                           DATED AS OF MARCH 23, 1998

                                 DEBT SECURITIES

                                   GUARANTEES

                                      REFERENCE SHEET*

        Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Issuer, the Guarantor and the Trustee which may not be set forth in this
Indenture:


SECTION          SUBJECT                                 SECTION       SUBJECT
-------          -------                                 -------       -------

310(b)         Disqualification of the Trustee          315(b)      Notice of default from the
               for conflicting interest                             Trustee to Securityholders

311            Preferential collection of               315(c)      Duties of the Trustee in case of
               claims of the Trustee as                             default
               creditor of the Issuer

312(a)         Periodic filing of information           315(d)      Provisions relating to
               by the Issuer with Trustee                           responsibility of the Trustee

312(b)         Access of Securityholders to             315(e)      Assessment of costs against
               information                                          litigating Securityholders in
                                                                    certain circumstances

313(a)         Annual report of the Trustee to          316(a)      Directions and waivers by
               Securityholders                                      Securityholders in certain
                                                                    circumstances

313(b)         Additional reports of the                316(b)      Prohibition of impairment of
               Trustee to Securityholders                           right of Securityholders to
                                                                    payment

314(a)         Reports by the Issuer, including         316(c)      Right of the Issuer to set
               annual compliance certificate                        record date for certain purposes

314(c)         Evidence of compliance with              317(a)      Special powers of the Trustee
               conditions precedent
315(a)         Duties of the Trustee prior to           318(a)      Provisions of Trust Indenture
               default                                              Act of 1939 to control in case
                                                                    of conflict

--------
* This reference sheet is not a part of the Indenture.

        INDENTURE, dated as of March , 1998, among Glenborough Properties, L.P., a limited partnership organized under the laws of California (hereinafter called the "Issuer"), having its principal office at 400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708, Glenborough Realty Trust Incorporated, a Maryland corporation, as Guarantor (the "Guarantor" or "General Partner"), and Chase Manhattan Bank and Trust Company, National Association, as Trustee (the "Trustee"), having a principal place of business at 101 California Street, Suite 2725, San Francisco, CA 94111.


                    RECITALS OF THE ISSUER AND THE GUARANTOR

        The Issuer deems it necessary to issue from time to time for lawful purposes debt securities (hereinafter called the "Securities") evidencing its unsecured indebtedness, and has duly authorized the execution and delivery of this Indenture, to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

        The Guarantor has duly authorized the execution and delivery of this Indenture to provide for guarantees (the "Guarantee") with respect to Securities as set forth in the Indenture.

        This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture by such Act, and shall, to the extent applicable, be governed by such provisions.

        All things necessary to make this Indenture a valid agreement of the Issuer and the Guarantor, in accordance with its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or in one or more indentures supplement hereto or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the TIA;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                Certain terms, used principally in Article Three, Article Five, Article Six and Article Ten, are defined in those Articles.

        "Act", when used with respect to any Holder, has the meaning specified in Section 104.

        "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Issuer in respect of certain taxes imposed on certain Holders and which are owing to such holders.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

        "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

        "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer.

        "Board" means the board of directors of the General Partner, the executive committee or any committee of that board duly authorized to act hereunder.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in that Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

        "Capitalized Leases" means any lease of property by the Issuer or any Subsidiary as lessee which is reflected on the Issuer's consolidated balance sheet as a capitalized lease, or which should be so reflected, in accordance with GAAP.

        "CEDEL" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Common Depository" shall have the meaning specified in Section 304.

        "Conversion Event" means the cessation of use of (i) a Foreign Currency either by the government of the country which issued such currency or for the settlement of transactions by a central bank or other public institution of or within the international banking community, (ii) the ECU either within the European Monetary System or for the settlement of transactions by public institutions of or within the European Community or (iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

        "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 101 California Street, Suite 2725, San Francisco, CA 94111, Attention: Corporate Trust Department.

        "Coupon" means any interest coupon appertaining to a Bearer Security.

        "Debt" of the Issuer or any Subsidiary means, without duplication, any indebtedness of the Issuer or any Subsidiary, in respect of (i) borrowed money, evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Issuer or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) Capitalized Leases, and also includes, to the extent not otherwise included, any obligation by the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Issuer or any Subsidiary) in respect of clauses (i) through (v) above.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

        "DTC" means The Depository Trust Company, or any successor thereto.

        "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Community.

        "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

        "European Community" means the European Economic Community.

        "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Community.

        "Event of Default" has the meaning specified in Article Five.

        "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

        "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis.

        "General Partner" and "Guarantor" means Glenborough Realty Trust Incorporated, a Maryland corporation, as general partner of the Issuer.

        "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

        "Guarantee" has the meaning stated in the second recital of the Indenture and, more particularly, means any guarantee of the Issuer's obligations under the Securities by the Guarantor as may be provided pursuant to
Article 16 of this Indenture.

        "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee.

        "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance, as determined by reference to a particular index or other measure specified in a supplemental indenture relating to such Security.

        "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1009, includes such Additional Amounts.

        "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor.

        "Issuer Request" and "Issuer Order" mean, respectively, a written request or order signed in the name of the Issuer by the General Partner by its President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner, and delivered to the Trustee.

        "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

        "Officers' Certificate" means a certificate signed by the President or a Vice President of the General Partner and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner, and delivered to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may, if permitted by the TIA, be counsel for the Issuer or who may be an employee of or other counsel for the Issuer.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

        "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (iii) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Issuer has effected defeasance as provided in Article Fourteen; and

                (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such Security is originally issued by the Issuer, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

        "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any securities or coupons on behalf of the Issuer.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

        "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Registered Security" shall mean any Security established pursuant to
Section 201 which is registered in the Security Register.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

        "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

        "Responsible Officer", when used with respect to the Trustee, means any trust officer in its Corporate Trust Office or a successor group or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers with responsibility for matters related to this Indenture.

        "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered by such Trustee (or its predecessor as such) under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

        "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act of 1933, as amended) of the Issuer.

        "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

        "Subsidiary" means a corporation, partnership or limited liability company, a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, general partners, managers or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

        "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

        "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

        "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

        SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Issuer or Guarantor to the Trustee to take any action under any provision of this Indenture, the Issuer or Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1005) shall include:

                (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating that the information as to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        SECTION 104. Acts of Holders.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the

Trustee and the Issuer and any agent of the Trustee or the Issuer, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506;

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may so be proved in any other reasonable manner which the Trustee deems sufficient;

        (c) The ownership of Registered Securities shall be proved by the Security Register;

        (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depository, by any trust company, bank or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Issuer may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient;

        (e) If the Issuer shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date;

        (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

        SECTION 105. Notices, etc., to Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and specifically referencing this Indenture, or

                (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

        SECTION 106. Notice to Holders; Waiver. Where this Indenture provides for notice of any event to Holders of Registered Securities by the Issuer or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Registered Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

        Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed herein or in such Securities for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

        Any request, demand, authorization, direction, notice, consent or waiver required or permitted under the Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee.

        SECTION 107. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 108. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and Guarantor shall bind their successors and assigns, whether so expressed or not.

        SECTION 109. Separability Clause. In case any provision in this Indenture or in any Security, Guarantee or Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 110. Benefits of Indenture. Nothing in this Indenture or in the Securities, Guarantees or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

        SECTION 111. Governing Law. This Indenture and the Securities, Guarantees and Coupons shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions, which are incorporated herein by reference.

        SECTION 112. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu hereof), payment of interest or any Additional Amounts or principal (and premium, if any) or sinking fund payment need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity, provided that interest shall not accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, to the date of payment.

                                  ARTICLE TWO

                                SECURITIES FORMS

        SECTION 201. Forms of Securities. The Registered Securities, if any, of each series and the Bearer Securities and related Coupons, if any, of each series and the Guarantee, if any, relating to such series shall be in substantially the form as shall be established in an indenture supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

        Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest Coupons attached.

        The definitive Securities (and Guarantees and Coupons, if any) shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers of the Issuer executing such Securities (or Guarantees or Coupons), as evidenced by their execution of such Securities or coupons.

        SECTION 202. Form of Trustee's Certificate of Authentication. Subject to
Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

       ----------------------------------
       Chase Manhattan Bank and Trust Company,
       National Association,
       as Trustee
       By
         --------------------------------
       Authorized Officer

        SECTION 203. Securities Issuable in Global Form. If Securities of a series are issuable in global form, as specified in and as contemplated by
Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. If an Issuer Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Issuer with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with
Section 102 and need not be accompanied by an Opinion of Counsel.

        The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Issuer and the Issuer delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

        Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

        Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Issuer, the Trustee and any agent of the Issuer and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form or (ii) in the case of a permanent global Security in bearer form, Euroclear or CEDEL.

                                 ARTICLE THREE

                                 THE SECURITIES

        SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

        The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable:

                (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

                (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or
        1305);

                (3) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series shall be payable;

                (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                (5) the place or places, if any, other than or in addition to San Francisco, California, where (i) the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, (ii) any Registered Securities of the series may be surrendered for registration of transfer, exchange or conversion and (iii) notices or demands to or upon the Issuer in respect of the Securities of the series and this Indenture may be served;

                (6) the period or periods within which, or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, if the Issuer is to have the option;

                (7) the obligation, if any, of the Issuer to redeem, repay or purchase Securities of the series, pursuant to any sinking fund or analogous provision or at the option of a Holder thereof upon the occurrence of specified circumstances or otherwise, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation and any provisions in modification of, in addition to or in lieu of any of the provisions of Articles Eleven, Twelve or Thirteen;

                (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable and, if other than the denomination of $1,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

                (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent for the series;

                (10) the percentage of the principal amount at which Securities of such series will be issued and, if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or, if applicable, the portion of the principal amount of Securities of the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

                (11) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated;

                (12) whether the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

                (13) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                (14) any deletions from, modifications of or additions to the Events of Default or covenants of the Issuer set forth in this Indenture with respect to Securities of the series, (whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein);

                (15) whether Securities of such series will be issued in certificated or book-entry form and, if certificated, whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
        Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depository for such series;

                (16) the date as of which any Bearer Securities of the series and any temporary global Security representing outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                (17) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

                (18) the applicability, if any, of Sections 1402 and/or 1403 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;

                (19) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

                (20) the applicability, if any, of Articles Sixteen and Seventeen to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Sixteen and Seventeen;

                (21) whether and under what circumstances the Issuer will pay Additional Amounts as contemplated by Section 1009 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

                (22) the terms and conditions, if any, upon which payment of the Securities of such series shall be subordinated to other Debt of the Issuer (including, without limitation, the Debt which ranks senior to such Securities; restrictions on payments to Holders of such Securities while a default with respect to such senior Debt is continuing; restrictions, if any, on payments to the Holders of such Securities following an Event of Default; and any requirements for Holders of such Securities to remit certain payments to the holders of such senior
        Debt); and

                (23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

        All Securities of any one series and the Guarantees and Coupons appertaining to any Securities of such series shall be substantially identical except, in the case of Registered

Securities, as to denominations and except as may otherwise be provided in or pursuant to the Board Resolution establishing the series (subject to Section
303) and set forth in an Officers' Certificate or in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

        If any of the terms of the Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

        SECTION 302. Denominations. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section
301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

        SECTION 303. Execution, Authentication, Delivery and Dating. The Securities and any Guarantees or Coupons appertaining thereto shall be executed on behalf of the Issuer by its General Partner, by such General Partner's Chief Executive Officer, President or one of its Vice Presidents, under such General Partner's seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and Guarantees or Coupons may be manual or facsimile signatures of such authorized officer and may be imprinted or otherwise reproduced on the Securities.

        Securities, Guarantees or Coupons and agreements relating thereto bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the General Partner of the Issuer or the Guarantor as applicable shall bind the Issuer or the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities, Guarantees or Coupons or related agreements.

        At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of a series, together with any Guarantee or Coupon appertaining thereto, executed on behalf of the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture or such other certificate as may be specified with respect to any series of Securities pursuant to Section 301, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which a temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons then matured have been detached and canceled. If all the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Issuer Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon,

                             (i) an Opinion of Counsel stating that

                        (a) the form or forms of such Securities and any Guarantees or Coupons have been established in conformity with the provisions of this Indenture;

                        (b) the terms of such Securities and any Guarantees or Coupons have been established in conformity with the provisions of this Indenture; and

                        (c) such Securities, together with any Guarantees or Coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Issuer to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Issuer or the Guarantor, as appropriate, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to general equitable principles; and

                             (ii) an Officers' Certificate stating that all
conditions precedent provided for in this Indenture relating to the issuance of the Securities and the Guarantees have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any of the Securities shall have occurred and be continuing.

        If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not acceptable to the Trustee.

        Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

        No Security, Guarantee or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Security to which such Guarantee or Coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Issuer, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

        SECTION 304. Temporary Securities.

        (a) Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

        Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, the Issuer will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any non-matured coupons appertaining thereto), the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series;

        (b) Unless otherwise provided in or pursuant to a Board Resolution, this
Section 304(b) shall govern the exchange of temporary Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depository or common depository (the "Common Depository"), for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

        Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Issuer shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Issuer. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depository to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depository, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture or in such other form as may be established pursuant to Section 301; and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

        Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Securities shall be delivered only outside the United States.

        Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other forms as may be established pursuant to Section
301), for credit without further interest on or after such Interest Payment Date to the respective accounts of persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth as Exhibit A-1 to this Indenture (or in such other forms as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section 304 (b) and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of a temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Issuer.

        SECTION 305. Registration, Registration of Transfer and Exchange. The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Issuer in a Place of Payment a register for each series of Registered Securities (the registers maintained in such office or in any such office or agency of the Issuer in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered

Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

        Subject to the provisions of this Section 305, upon surrender for registration of transfer of any Registered Security of any series at any office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions, including a Guarantee, if applicable.

        Subject to the provisions of this Section 305, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any such Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive and, if applicable, the Guarantor shall execute the accompanying Guarantees. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, and as set forth below, Bearer Securities may not be issued in exchange for Registered Securities.

        If (but only if) permitted by the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any Series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Issuer and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive and, if applicable, the Guarantor shall execute the accompanying Guarantees.

        Notwithstanding the foregoing, except as otherwise specified as contemplated in Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If the depository for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such, global Security selected or approved by the Issuer or to a nominee of such successor to DTC. If at any time DTC notifies the Issuer that it is unwilling or unable to continue as depository for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934 if so required by applicable law or regulation, the Issuer shall appoint a successor depository with respect to such global Security or Securities and provide notice to the Trustee of such appointment. If (x) a successor depository for such global Security or Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such unwillingness, inability or ineligibility, (y) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC, with a copy to the Trustee and the Issuer, to cease acting as depository for such global Security or Securities or (z) the Issuer, in its sole discretion, determines at any time that all (but not less than all) Outstanding Securities of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities and advises the Trustee and DTC of such determination, then the Issuer shall execute, and the Trustee shall authenticate and deliver, definitive Securities of like series, rank, tenor and terms in a definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security otherwise entitled to exchange such interest for definitive Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event no later than the earliest date on which such interest may be so exchanged, the Issuer shall execute, and the Trustee shall authenticate and deliver, definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depository as shall be specified in the Issuer Order with respect thereto to the Trustee;

provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) a Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) a Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest or defaulted interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or for exchange, conversion or redemption shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

        The Issuer or the Trustee, as applicable, shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of the Securities to be redeemed under Section 1103 and ending at the close of business on (A) if such Securities are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if such Securities are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if such Securities are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except, in the case of a Registered Security to be redeemed in part, the portion thereof not selected for redemption may be exchanged for a Registered Security of that series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except that portion, if any, of such Security which is not to be so repaid.

        SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or a Security with a mutilated Guarantee or Coupon appertaining to it is surrendered to the Trustee or the Issuer, together with, in proper cases, such security or indemnity as may be required by the Issuer or the Trustee to save each of them or any agent of either of them harmless, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with Guarantees or Coupons corresponding to the Guarantees or Coupons, if any, appertaining to the surrendered Security.

        If there shall be delivered to the Issuer and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, Guarantee or Coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the Issuer or the Trustee that such Security, Guarantee or Coupon has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Guarantee or Coupon appertains (with all appurtenant Guarantees or Coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with Guarantees or Coupons corresponding to the Guarantees or Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Guarantee or Coupon appertains.

        Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the security to which such destroyed, lost or stolen Coupon appertains, pay such Security or Coupon; provided, however, that payment of principal of (and premium, if any), any interest on and any Additional Amounts with respect to, Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

        Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon may pertain, shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, Guarantees or Coupons.

        SECTION 307. Payment of Interest -- Interest Rights Preserved. Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Holder's option upon written notice to the Trustee be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee with a bank or other depository institution located inside the United States.

        Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

        Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depository, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

        In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

        Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Issuer, as provided in clause (1) or (2) below:

                (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Issuer shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Issuer, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered for transfer or exchange at the office or agency in a Place of Payment for such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

                (2) The Issuer may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        SECTION 308. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security is overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

        Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon is overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

        None of the Issuer, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. All notices and communications to be given to Holders and all payments to be made to Holders under a Security in global form shall be given or made only to or upon the order of the registered Holder (which shall be the depository or its nominee) thereof. The rights of beneficial owners of a Security in global form shall be exercised only through the depository, subject to the applicable rules and procedures of the depository.

        Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Issuer, the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository, as a Holder, with respect to such global Security or impair, as between such depository and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depository (or its nominee) as Holder of such global Security. The Trustee, Issuer, any Paying Agent or the Security Registrar may rely and shall be fully protected in relying upon information furnished by any such depository with respect to its members, participants and any beneficial owners.

        SECTION 309. Cancellation. All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be deplivered to the Trustee, and any such Securities and Coupons and Securities and Coupons surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If the Issuer shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. Canceled Securities and Coupons held by the Trustee shall be destroyed by the Trustee (subject to the record-retention requirements of the Exchange Act) and the Trustee shall deliver a certificate of such destruction to the Issuer unless by a Issuer Order the Issuer directs their return to it.

        SECTION 310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

        SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall upon Issuer Request cease to be of further effect with respect to any series of Securities specified in such Issuer Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for and any right to receive Additional Amounts, as provided in Section 1009), and the Trustee, upon receipt of a Issuer Order, and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of its Indenture as to such series when

                (1) either:

                        (A) all Securities of such series theretofore authenticated and delivered and all Coupons, if any, appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                        (B) all Securities of such series and, in the case of
        (i) or (ii) below, any Coupons pertaining thereto, not theretofore delivered to the Trustee for cancellation

                                (i) have become due and payable, or

                                (ii) will become due and payable at their Stated
                        Maturity within one year, or

                                (iii) if redeemable at the option of the Issuer,
                        are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as funds in trust for such purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, and any Additional Amounts with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

                (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

        The obligations of the Issuer to the Trustee and any predecessor Trustee under Section 606, the obligations of the Issuer to any Authenticating Agent under Section 611 and, if money shall have been deposited with and held by the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive the satisfaction and discharge of this Indenture.

        SECTION 402. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 1003, all monies deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (but not in any event including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), and any interest and

Additional Amounts for whose payment such money has been deposited with or received by the Trustee. Such money shall be segregated from other funds of the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

        SECTION 501. Events of Default. Unless otherwise specified as contemplated by Section 301, "Event of Default," wherever used herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security of that series or of any Coupon appertaining thereto, when such interest, Additional Amounts or Coupon becomes due and payable, and continuance of such default for a period of 30 days; or

                (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable at its Maturity; or

                (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series; or

                (4) default in the performance of, or breach of, any covenant or warranty of the Issuer in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least a majority in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (5) a default under any bond, debenture, note or other evidence of indebtedness of the Issuer, or under any mortgage, indenture or other instrument of the Issuer (including a default with respect to Securities of any series other than that series) under which there may be issued or by which there may be secured any indebtedness of the Issuer (or by any Subsidiary, the repayment of which the Issuer has Guaranteed or for which the Issuer is directly responsible or liable as obligor or guarantor), whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such indebtedness when due and payable which shall continue after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least a majority in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                (6) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                        (A) commences a voluntary case,

                        (B) consents to the entry of an order for relief against it in an involuntary case,

                        (C) consents to the appointment of a Custodian of it for all or substantially all of its property, or

                        (D) makes a general assignment for the benefit of its creditors; or

                (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                        (A) is for relief against the Issuer or any Significant Subsidiary in an involuntary case,

                        (B) appoints a Custodian of the Issuer or any Significant Subsidiary or for all or substantially all of either of its property, or

                        (C) orders the liquidation of the Issuer or any Significant Subsidiary and the order or decree remains unstayed and in effect for 90 days; or

        (8) any other Event of Default provided with respect to Securities of that series.

        As used in this Section 501, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

        SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

        At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series):

                        (A) all overdue installments of interest and any Additional Amounts payable in respect of all Outstanding Securities of that series and any related coupons,

                        (B) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Amounts at the rate or rates borne by or provided for in such Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if:

                (1) default is made in the payment of any installment of interest or Additional Amounts, if any, on any Securities of any series and any related Coupon when such interest or Additional Amount becomes due and payable and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at its Maturity,

        then the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series and Coupons, the whole amount then due and payable on such Securities and Coupons for principal (and premium, if any) and interest and Additional Amounts thereon, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest or Additional Amounts thereon, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel.

        If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or Guarantor or any other obligor upon such Securities or Guarantees of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or Guarantor or any other obligor upon such Securities or Guarantees of such series, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related Guarantees and Coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, the Guarantor or any other obligor upon the Securities or the property of the Issuer, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor for the payment of overdue principal of, premium, if any, or interest on the Securities) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest and Additional Amounts, if any, owing and unpaid in respect of the Securities or Guarantees and to file such other papers or documents and to take such other actions including participating as a member of any committee of creditors appointed in the matter as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series, Guarantees and Coupons to make such payments to the Trustee, and in the event that such payments are made directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security, Guarantee or Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities, Guarantees or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security, Guarantee or Coupon in any such proceeding.

        SECTION 505. Trustee May Enforce Claims Without Possession of Securities of Coupons. All rights of action and claims under this Indenture or any of the Securities, Guarantees or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities, Guarantees or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of Securities, Guarantees and Coupons in respect of which such judgment has been recovered.

        SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date and dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) and interest and any Additional Amounts, upon presentation of the Securities, Guarantees or Coupons, or any thereof, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due to the Trustee and any predecessor Trustee under Section 606;

                SECOND: To the payment of the amounts then due and unpaid upon the Securities, Guarantees and Coupons for principal (and premium, if any) and interest and any Additional Amounts payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities, Guarantees and Coupons for principal (and premium, if any), interest and Additional Amounts, respectively; and

                THIRD: To the payment of the remainder, if any, to the Issuer.

        SECTION 507. Limitation on Suits. No Holder of any Security of any series or any related Coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

        SECTION 508. Unconditional Right of Holders to Receive Principal, Premium, if any, Interest and Additional Amounts. Notwithstanding any other provision in this Indenture, the Holder of any Security, Guarantee or Coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest on, and any Additional Amounts in respect of, such Security or Guarantee or payment of such Coupon on the respective due dates expressed in such Security, Guarantee or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

        SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security, Guarantee or Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Guarantor, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former position hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, Guarantees or Coupons in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities, Guarantees or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion nor employment of any other appropriate right or remedy.

        SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security, Guarantee or Coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, Guarantees or Coupons, as the case may be.

        SECTION 512. Control by Holders of Securities. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (3) the Trustee need not take any action which might expose it to personal liability, without the receipt of reasonable indemnity from Holders requesting such action, or be unduly prejudicial to the Holders of Securities of such series not joining therein.

        SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

                (1) in the payment of the principal of (or premium, if any) or interest on or Additional Amounts payable in respect of any Security of such series or any related Coupons, or

                (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been waived, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

        SECTION 514. Waiver of Usury, Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 515. Undertaking for Costs. All parties to this Indenture acknowledge, and each Holder of any Security by his acceptance thereof shall be deemed to have acknowledged, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than a majority in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                  ARTICLE SIX

                                   THE TRUSTEE

SECTION 601. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on or any Additional Amounts or sinking fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of the Securities and Coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 501(4) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

        SECTION 602. Certain Rights of Trustee.

                (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related Guarantees or Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; the Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own negligence or intentional misconduct, and

                (9) the Trustee shall not be deemed to have notice of any Event of Default or default or other fact or circumstance upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee has actual knowledge of such event, fact or circumstance or unless written notice of any such event is received by the Trustee at its Corporate Trust Office. In the absence of such actual knowledge or notice, the Trustee may conclusively assume that no default has occurred and is continuing under this Indenture. Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance of observance of any of the terms, conditions, covenants or agreements herein or of any of the documents executed in connection with the Securities or as to the existence of an Event of Default thereunder.

                (10) The Trustee shall, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants, duties or obligations shall be read into this Indenture against the Trustee. The Trustee shall, during the existence of any event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                (11) The Trustee shall not be liable for any error of judgment made by a responsible employee or officer, unless the Trustee shall have been negligent in ascertaining the pertinent facts, or such responsible employee or officer was negligent in making such error or such error was made intentionally.

                (12) The permissive Rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

                (13) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of any series of Securities issued hereunder at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Indenture with respect to such series of Securities.

                (14) All indemnifications and releases from liability granted herein to the Trustee shall extend to the directors, officers, employees and agents of the Trustee and to the Paying Agent and Registrar. Whether or not expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of the Trustee shall be subject to the provisions of this Article Six.

                The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

        SECTION 603. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificate of authorization, the Guarantees and in any Coupons shall be taken as the statements of the Issuer or the Guarantor, as applicable, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities, Guarantees or Coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. Neither the Trustee nor the Authenticating Agent shall be accountable for the use or application by the Issuer of Securities or the proceeds thereof.

        SECTION 604. May Hold Securities and Guarantees. The Trustee, any Paying Agent, Security Registrar, Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities, Guarantees and Coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Issuer or the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

        SECTION 605. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

        SECTION 606. Compensation and Reimbursement. The Issuer agrees:

                (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to Trustee's negligence or bad faith; and

                (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

        As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on particular Securities or Coupons under Section 401 or Article Fourteen.

        The provisions of this Section shall survive the termination of this Indenture.

        SECTION 607. Corporate Trustee Required; Eligibility; Conflicting Interests. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If such corporation or holding company publishes reports of condition at least annually, pursuant to law or the requirements Federal, state, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

        SECTION 608. Resignation and Removal; Appointment of Successor.

        (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

        (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Issuer.

        (d) If at any time:

                (1) the Trustee shall fail to comply with the provisions of TIA
        Section 310(b) after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Issuer or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

        (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason with respect to the Securities of one or more series, the Issuer, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the holders of Securities and accepted appointed by the Issuer or Holders of Securities and accepted appointment in the manner hereinafter provided any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.
                                       45

        (f) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

        SECTION 609. Acceptance of Appointment by Successor.

        (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

        (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine hereof, wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the right, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring

Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

        (c) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in, and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this section, as the case may be.

        (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

        SECTION 610. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities or coupons. In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

        SECTION 611. Appointment of Authentication Agent. At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instruction shall be promptly furnished to the Issuer. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authorities. If such Authenticating

Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

        An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Issuer. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will service in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

        If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                  Chase Manhattan Bank and Trust Company, National Association
                  ------------------------------------------------------------
                         as Trustee

                  By:______________________________
                         as Authenticating Agent

                  By:______________________________
                         Authorized Officer

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

        SECTION 701. Disclosure of Names and Addresses of Holders. Every Holder of Securities, Guarantees or Coupons, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

        SECTION 702. Reports by Trustee. Within 60 days after June 15 of each year commencing with the first June 15 after the issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such June 15, if required by TIA Section 313(a).

        SECTION 703. Reports by Issuer and the Guarantor. The Issuer and the Guarantor will:

                (1) file with the Trustee, within 15 days after the Issuer or the Guarantor is required to file the same with the Commission, copies of the annual reports and of the information documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribed) which the Issuer or the Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer or the Guarantor is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (3) transmit by mail to the Holders of Securities, within 30 days after the filing hereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer and the Guarantor pursuant to paragraphs (1) and (2) of this section as may be required by rules and regulations prescribed from time to time by the Commission.

        SECTION 704. Issuer to Furnish to Trustee Names and Addresses of Holders The Issuer will furnish or cause to be furnished to the Trustee:

        (a) semi-annually, not later than 25 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

                                 ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

        SECTION 801. Consolidation and Merger of Issuer and Sale, Lease and Conveyance Permitted Subject to Certain Conditions. The Issuer may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other Person, provided that in any such case, (i) either the Issuer shall be the continuing Person, or the successor (if other than the Issuer) formed by or resulting from any such consolidation or merger or which shall have received the transfer of such assets shall expressly assume the due and punctual payment of the principal of (and premium, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1009) on all of the Securities according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture and to be performed by the Issuer by supplemental indenture and (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the

Issuer or any Subsidiary as a result thereof as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

        SECTION 802. Rights and Duties of Successor Person. In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor Person, such successor Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of the first part, and the predecessor Person, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any and all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

        In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

        SECTION 803. Officers' Certificate and Opinion of Counsel. Any consolidation, merger, sale, lease or conveyance permitted under Section 801 is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption of the Issuer's obligation under this Indenture by any successor Person (through a supplemental indenture hereto in accordance with Section 901), complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                  ARTICLE NINE

                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

        SECTION 901. Amendments and Supplemental Indentures Without Consent of Holders. Without the consent of any Holders of Securities or coupons, the Issuer, when authorized by or pursuant to the partnership agreement of the Issuer and Board Resolution of the General Partner, the Guarantor and the Trustee, at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, for any of the following purposes:

                (1) to evidence the succession of another Person to the Issuer or the Guarantor and the assumption by any such successor of the covenants of the Issuer or the Guarantor herein and in the Securities or Guarantees contained; or

                (2) to add to the covenants of the Issuer or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor; or

                (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of that or those series of Securities to which such additional Events of Default apply to waive such default; or

                (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registerable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided, that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                (6) to secure the Securities or Guarantees; or

                (7) to establish the form or terms of Securities of any series and any related Guarantees or Coupons as permitted by Sections 202 and 301, including the provisions and procedures relating to Securities convertible into Common Stock or Preferred Stock of the General Partner; or

                (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

                (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Securities of any series or any related Guarantees or Coupons in any material respect; or

                (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and 1403; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related Guarantees or Coupons or any other series of Securities in any material respect.

        SECTION 902. Amendments and Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities of any series, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer and the Guarantor, when authorized by or pursuant to a Board Resolution, and the Trustee may amend this Indenture, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, as it relates to such series or of modifying in any manner the rights of the Holders of Securities of such series and any related Guarantees or Coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Amounts payable in respect thereof, or any premium payable upon the redemption thereof, or change any obligation of the Issuer to pay Additional Amounts pursuant to
        Section 1009 (except as contemplated by Section 801(i) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or

                (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirement of Section 1504 for quorum or voting, or

                (3) modify any of the provisions of this Section, Section 513 or
        Section 1010, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

        It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

        SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent for any supplemental indenture have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        SECTION 904. Effect of Supplemental Indentures. Upon the execution of a supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

        SECTION 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

        SECTION 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of a supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the

Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

        SECTION 1001. Payment of Principal, Premium, if any, Interest and Additional Amounts. The Issuer covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on and any Additional Amounts payable in respect of the Securities of that series in accordance with the terms of such series of Securities, and Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on and any Additional Amounts payable in respect of Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1009 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Issuer, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security.

        SECTION 1002. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Issuer shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Issuer will maintain: (A) in the City of San Francisco or in the City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment or conversion, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment or conversion in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1009) or conversion; provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange or an other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in a

Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereto, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Guarantees or Coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1009) or conversion at the offices specified in the Security and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Issuer hereby appoints the Chase Manhattan Bank and Trust Company, National Association, with an address at 101 California Street, Suite 2725, San Francisco, California 94111, its agent to receive all such presentations, surrenders, notices and demands.

        Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of principal, premium or interest on or Additional Amounts in respect of Bearer Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal and any premium and interest on any Bearer Security (including any Additional Amounts Payable on Securities of such series pursuant to Section 1009) shall be made at the office of the Issuer's Paying Agent in the City of San Francisco or in the City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Issuer in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

        The Issuer may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Issuer hereby designates as a Place of Payment for each series of Securities the office or agency of the Issuer in the City of San Francisco, and initially appoints Chase Manhattan Bank and Trust Company, National Association, with an address at 101 California Street, Suite 2725, San Francisco, California 94111, as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

        Unless otherwise specified with respect to any Securities pursuant to
Section 302, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency or so long as it is required under any other provision of this Indenture, then the Issuer will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

        SECTION 1003. Money for Securities Payments to Be Held in Trust. If the Issuer shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, by no later than 12 noon Eastern Standard Time on the day prior to each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of, any of the Securities of that series, segregate and holder in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Issuer shall have one or more Paying Agents for any series of Securities and any related coupons, it will, on or before each due date of the principal of (and premium, if any), or interest on or Additional Amounts in respect of any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest or Additional Amount, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest or Additional Amounts and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

        The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any such payment of principal (and premium, if any) or interest; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

        Except as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Issuer in trust for the payment of the principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, any Security of any series and remaining unclaimed for two years after such principal (and premium, if any), interest or Additional Amounts has become due and payable shall be paid to the Issuer upon Issuer Request or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment of such principal of (and premium, if any) or interest on, or any Additional Amounts in respect of, such Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

        SECTION 1004. Existence. Subject to Article Eight, the Issuer and the General Partner will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (partnership and statutory) and franchises; provided, however, that each of the Issuer and the General Partner shall not be required to preserve any right or franchise if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

        SECTION 1005. Statement as to Compliance. The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the General Partner as to his or her knowledge of the Issuer's compliance with all conditions and covenants under this Indenture and in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1005, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

        SECTION 1006. Maintenance of Properties. Each of the Issuer and the General Partner shall cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, notwithstanding anything herein to the contrary, the Issuer or the General Partner, as the case may be, and its Subsidiaries may sell or otherwise dispose of any of their properties for value in the ordinary course of business.

        SECTION 1007. Insurance. The Issuer shall cause each of its properties and each of the properties of its Subsidiaries which are of an insurable nature to be insured against loss of damage with insurers of recognized responsibility, in commercially reasonable amounts and types.

        SECTION 1008. Payment of Taxes and Other Claims. Each of the Issuer and the General Partner shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent (i) all taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon property of the Issuer or any Subsidiary; provided, however, notwithstanding anything herein to the contrary, the Issuer or the General Partner shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, charge or claim whose amount or applicability is being contested in good faith.

        SECTION 1009. Additional Amounts. If any Securities of a series provide for the payment of Additional Amounts, the Issuer will pay to the Holder of any Security of such series Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context except in the case of Section 502(l), the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the statement or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

        Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 20 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Issuer will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Issuer will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the

Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal and premium or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and premium and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Issuer covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them or in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Issuer's not furnishing such an Officers' Certificate.

        SECTION 1010. Waiver of Certain Covenants. The Issuer may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 through 1008, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of each series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

        SECTION 1101. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

        SECTION 1102. Election to Redeem; Notice to Trustee. The election of the Issuer to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Issuer of all or less than all of the Securities of any series, the Issuer shall, at least 45 days prior to the giving of the notice of redemption contemplated in Section 1104 (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Issuer shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

        SECTION 1103. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the

Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series or a denomination larger than the minimum authorized denomination for Securities of that series.

        The Trustee shall promptly notify the Issuer and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

        SECTION 1104. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 106 and may be further specified in an indenture supplemental hereto, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

        Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not a Holder receives the notice.

        All notices of redemption shall state:

                (1) the Redemption Date,

                (2) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any, and Additional Amounts, if any,

                (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

                (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                (5) that on the Redemption Date, the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

                (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion,

                (7) that the redemption is for a sinking fund, if such is the case,

                (8) that unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the Redemption Date or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Issuer, the Trustee for such series and any Paying Agent is furnished,

                (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of any such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Issuer, on which such exchanges may be made, and

                (10) the CUSIP number of such Security, if any.

                (11) if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then existing conversion price or rate, and the date and time when the option to convert shall expire.

        Notice of redemption of Securities to be redeemed shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. Neither the Issuer nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Security, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience or reference and that neither the Issuer nor the Trustee shall be liable for any inaccuracy in such numbers.

        SECTION 1105. Deposit of Redemption Price. On or prior to 12:00 noon Eastern Standard Time on the date prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent , which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date

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

shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

        SECTION 1106. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest; and proved further that, except as otherwise provided with respect to Securities convertible into Common Stock or Preferred Stock of the General Partner, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307 if any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless if thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

        If a Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

        SECTION 1107. Securities Redeemed in Part. Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due

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endorsement by, or a written instrument of transfer in form satisfactory to the
Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge and at the expense of the Issuer, a new Security or Securities of the same series, of any authorized denomination specified by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

        SECTION 1201. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

        The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

        SECTION 1202. Satisfaction of Sinking Fund Payments with Securities. The Issuer may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with any unmatured Coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Issuer pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by the Issuer; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

        SECTION 1203. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Issuer will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, or portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion


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

thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Issuer shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereto to be given in the name of and at the expense of the Issuer in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

        SECTION 1301. Applicability of Article. Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, and (except as otherwise specified by the terms of such series established pursuant to Section
301) in accordance with this Article.

        SECTION 1302. Repayment of Securities. Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Issuer covenants that on but by no later than 12:00 noon Eastern Standard Time or the day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

        SECTION 1303. Exercise of Option. Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Issuer shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (1) the Security so providing for any such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder or by the Holder's attorney duly authorized in writing or (2) a telegram, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. ("NASD"),

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

or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, shall be stated in a writing accompanying such Security. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Issuer.

        SECTION 1304. When Securities Presented for Recipient Become Due and Payable. If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Issuer on the Repayment Date therein specified, and on and after such Repayment Date (unless the Issuer shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all Coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Issuer, together with accrued interest, if any, to the Repayment Date; provided, however, that Coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such Coupons; and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date, shall be payable (but without interest thereon, unless the Issuer shall default in the payment thereof) to the Holders of such Securities, or one or more predecessor Securities, registered as such as the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

        If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant Coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1302 an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

        If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

        SECTION 1305. Securities Repaid in Part. Upon surrender of any Registered Security which is to be repaid in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without charge and at the expense of the Issuer, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

        SECTION 1401. Applicability of Article; Issuer's Option to Effect Defeasance or Covenant Defeasance. If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of a series under
Section 1402 or (b) covenant defeasance of the Securities of a series under
Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Issuer may at its option by Board Resolution delivered to the Trustee, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have Section 1402 (if applicable) or Section 1403 (if applicable) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

SECTION 1402. Defeasance and Discharge. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of a series, the Issuer and the Guarantor shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any Coupons appertaining thereto on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any Coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) below, and to have satisfied all of its other obligations under such Securities and coupons appertaining thereto and this Indenture

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

insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 305, 306, 606, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 1009, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Issuer may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1403 with respect to such Securities and any coupons appertaining thereto.

        SECTION 1403. Covenant Defeasance. Upon the Issuer's exercise of the above option applicable to this Section with respect to any Securities of a series, the Issuer shall be released from its obligations under Sections 1006 through 1008 and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1006 through 1008 or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or any such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(4) or 501(8) or otherwise, as the case may be, but except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

        SECTION 1404. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Securities of a series and any coupons appertaining thereto:

        (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount in such currency, currencies or currency unit in which such Securities and any coupons appertaining hereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto, or (2) a combination of currency, currencies or currency units in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal (and premium, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund Payments or analogous payments applicable to such Outstanding Securities any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

        (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound as expressed in the Officers' Certificate contemplated in subsection
(f) below.

        (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(6) and 501(7) are concerned as expressed in the Officers' Certificate contemplated in subsection (f) below, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

        (d) In the case of an election under Section 1402, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss or Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

        (e) In the case of an election under Section 1403, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

        (f) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each containing the representations in subsections (b) and (c) of this Section 1404 and each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Issuer's option under Section 1402 or Section 1403 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Issuer, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

        (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith pursuant to Section 301.

        SECTION 1405. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of any Outstanding Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium if any) and interest on Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

        Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 1404(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election based on the applicable market exchange rate for such currency or currency unit published in the Wall Street Journal on the second Business Day prior to each payment date, or, with respect to a Conversion Event, in effect for such currency or currency unit (as nearly as feasible) at the time of the Conversion Event. Any fees or other charges incurred by the Trustee or otherwise imposed in connection with such conversion shall be borne by the Holders thereof and may be deducted by the Trustee from amounts otherwise due such Holders.

        The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which bylaw is for the account of the Holders of such Outstanding Securities and any Coupons appertaining thereto.

        Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

                                ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

        SECTION 1501. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

        SECTION 1502. Call, Notice and Place of Meetings.

        (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in San Francisco, California, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

        (b) In case at any time the Issuer, pursuant to a Board Resolution, or the Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in San Francisco, California, New York, New York, or in London for such meeting and may call such meeting for such purposes by waiving notice thereof as provided in subsection (a) of this Section.

        SECTION 1503. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

        SECTION 1504. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

        Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the outstanding Securities of that series; provided, however, that, except as limited by the provisions of Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

        Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

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

        Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                (i) there shall be no minimum quorum requirement for such meeting; and

                (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

        SECTION 1505. Determination of Voting Rights; Conduct and Adjournment of Meetings.

        (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or having the nature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid or genuine without the proof specified in Section 104 or other proof.

        (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 1502(b), in which case the Issuer or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

        (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

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

        (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be so adjourned without further notice.

        SECTION 1506. Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in Duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be reserved by the Trustee, the latter to have attached thereto the Ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE SIXTEEN

                                  THE GUARANTEE

        SECTION 1601. Applicability of Article; Guarantee. If, pursuant to
Section 301, provision is made for the Guarantee of the Securities by the Guarantor, then the provisions of this Article Sixteen and Article Seventeen (if applicable) (with such modifications thereto as may be specified pursuant to
Section 301 with respect to any Securities), shall be applicable to such Securities, Guarantees and any Coupons appertaining thereto, and the Issuer may at its option by Board Resolution delivered to the Trustee, at any time, with respect to such Securities, Guarantees and any Coupons appertaining thereto, elect to have this Article Sixteen and Article Seventeen (if applicable) be applied to such Securities, Guarantees and any Coupons appertaining thereto. The Guarantor hereby unconditionally guarantees to the Holders from time to time of the Securities (a) the full and prompt payment of the principal of and any premium, if any, on any Security when and as the same shall become due, whether at the maturity thereof, by acceleration, redemption or otherwise and (b) the full and prompt payment of any interest on any Security when and as the same shall become due and payable. Each payment by the Guarantor with respect to any Security shall be paid in the currency or currency unit specified in this Indenture or the related resolution of the Board of Directors of the Company or supplemental indenture for payments on such Security. Each and every default in the payment of the principal of or interest or any premium on any Security shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises. The

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

obligations of the Guarantor hereunder shall be evidenced by Guarantees accompanying the Securities issued hereunder.

        The obligations of the Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect until the entire principal and interest and any premium on the Securities shall have been paid or provided for in accordance with the provisions of this Indenture, and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or the consent of, the Guarantor:

        (a) the failure to give notice to the Guarantor of the occurrence of an Event of Default;

        (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Issuer or the Guarantor of any or all of the obligations, covenants or agreements of either of them contained in this Indenture or the Securities;

        (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Security or for any other payment under this Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of this Indenture or the Securities;

        (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Indenture or the Securities;

        (e) the taking or the omission of any of the actions referred to in this Indenture and in any of the actions under the Securities;

        (f) any failure, omission or delay on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in this Indenture, or any other act or acts on the part of the Trustee or any of the Holders from time to time of the Securities or of any interest coupons appertaining thereto;

        (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or the Issuer or any of the assets of any of them, or any allegation or contest of the validity of the Guarantee in any such proceeding;

        (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

        (i) to the extent permitted by law, the release or discharge by operation of law of the Issuer from the performance or observance of any obligation, covenant or agreement contained in this Indenture;

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

        (j) the default or failure of the Issuer or the Trustee fully to perform any of its obligations set forth in this Indenture or the Securities;

        (k) the invalidity, irregularity or unenforceability of this Indenture or the Securities or any part of any thereof;

        (l) any judicial or governmental action affecting the Issuer or any Securities or consent or indulgence granted by the Issuer by the Holders or by the Trustee; or

        (m) the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor.

        SECTION 1602. Proceedings Against the Guarantor. In the event of a default in the payment of principal of or any premium on any Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in any sinking fund payment, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, the Trustee shall have the right to proceed first and directly against the Guarantor under this Indenture without first proceeding against the Issuer or exhausting any other remedies which it may have and without resorting to any other security held by the Trustee.

        The Trustee shall have the right, power and authority to do all things it deems necessary or otherwise advisable to enforce the provisions of this Indenture relating to the Guarantee and protect the interests of the Holders of the Securities or coupons appertaining thereto and, in the event of a default in payment of the principal of or any premium on any Security when and as the same shall become due, whether at the Stated Maturity thereof, by acceleration, call for redemption or otherwise, or in the event of a default in the payment of any interest on any Security when and as the same shall become due, the Trustee may institute or appear in such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of its rights and the rights of the Holders of Securities, whether for the specific enforcement of any covenant or agreement in this Indenture relating to the Guarantee or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. Without limiting the generality of the foregoing, in the event of a default in payment of the principal of or interest or any premium on any Security when due, the Trustee may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Guarantor, wherever situated.

        SECTION 1603. Guarantee for Benefit of Holders of Securities. The Guarantee contained in this Indenture is entered into by the Guarantor for the benefit of the Holders from time to time of the Securities and of any Coupons appertaining thereto. Such provisions shall not be deemed to create any right in, or to be in whole or in part for the benefit of any Person other than, the Trustee, the Guarantor, the Holders from time to time of the Securities and of any Coupons appertaining thereto, and their permitted successors and assigns.


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

                               ARTICLE SEVENTEEN

                           SUBORDINATION OF GUARANTEE

        SECTION 1701. Applicability of Article; Subordination. If, pursuant to
Section 301, provision is made for the Guarantee of the Securities pursuant to Article Sixteen, then the provisions of this Article Seventeen (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities, Guarantees and any Coupons appertaining thereto. Notwithstanding anything to the contrary in this Indenture or the Securities of any series, or any Coupons appertaining thereto, the Guarantor, for itself, its successors and assigns, covenants and agrees and each Holder of the Securities of any series by his acceptance thereof likewise covenants and agrees that all payments in respect of the Guarantee shall be junior and subordinate and subject in right of payment to all Guarantor Senior Debt as provided in this Article Seventeen.

        As used in this Article Seventeen, "Guarantor Senior Debt" shall mean
(a) all indebtedness of the Guarantor and its Subsidiaries, including the Issuer, for money borrowed (including purchase-money obligations with an original maturity in excess of one year) or evidenced by debentures, notes or other corporate debt securities or similar instruments issued by the Guarantor;
(b) indebtedness or obligations of the Guarantor and its Subsidiaries, including the Issuer, constituting a guarantee of indebtedness of or an obligation of others of the type referred to in (a) above; or (c) any modification, extension, renewal or refunding of any of the indebtedness or obligations referred to in
(a) or (b) above, unless, in the case of any particular indebtedness or obligation, modification, extension, renewal or refunding, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness or other obligation or such modification, extension, renewal or refunding thereof is not superior in right of payment to the Guarantee.

        SECTION 1702. Default on Guarantor Senior Debt. Unless and until all Guarantor Senior Debt shall have been paid in full in accordance with its terms, the Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or agree to make any payment or prepayment (in cash or property, by set-off or otherwise), direct or indirect, in respect of the Guarantee (or any indebtedness subordinated to the Guarantee), and no such payment shall be due or payable or shall be accepted by any Holder of Securities, if an event of default with respect to any Guarantor Senior Debt (as defined in any agreement pursuant to which Guarantor Senior Debt shall have been issued) shall have occurred and be continuing or if such action would constitute an event of default on the part of the Guarantor in respect of any Guarantor Senior Debt or any instrument or agreement relating thereto and such event of default shall be continuing.

        SECTION 1703. Insolvency, etc. In the event of (i) any insolvency or bankruptcy proceeding, or any receivership, liquidation or other similar proceeding in connection therewith, relative to the Guarantor or its property, or (ii) any proceeding for voluntary liquidation, dissolution or other winding-up of the Guarantor, whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors, or (iv) any distribution, division,

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

marshaling or application of any of the properties or assets of the Guarantor or the proceeds thereof, to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then in any such event: (a) all Guarantor Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made by the Guarantor in respect of the Guarantee;

        (b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms thereof) be payable or deliverable by the Guarantor in respect of the Guarantee (including any payment or distribution in respect of the Guarantee by reason of any other indebtedness of the Guarantor being subordinated to the Guarantee), shall be paid or delivered directly to the holders of Guarantor Senior Debt at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Debt may have been issued, ratably, according to the respective aggregate amounts remaining unpaid thereon, until all Guarantor Senior Debt shall have been paid in full (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights of the Guarantor Senior Debt and the holders thereof with respect to the Securities by lawful plan of reorganization under applicable bankruptcy law), and the Holders of the Securities at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority in the premises to effect all such payments and deliveries;

        (c) the Holders of the Securities at the time outstanding irrevocably authorize and empower (without imposing any obligation on) each holder of Guarantor Senior Debt at the time outstanding and such holder's representatives to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions and to receipt therefor, and to file and prove all claims therefor and take all such other action (including the right to vote such Guarantor Senior Debt holder's ratable share of the Securities) in the name of the Holders of the Securities or otherwise, as such Guarantor Senior Debt holder or such holder's representatives may determine to be necessary or appropriate for the enforcement of this Section 1703; and

        (d) the Holders of the Securities shall execute and deliver to each holder of Guarantor Senior Debt and such holder's representatives all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by such holder or such holder's representatives, in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Securities.

        SECTION 1704. Payments and Distributions Received. If any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by the Trustee or any holder of any of the Securities in contravention of any of the terms hereof and before all Guarantor Senior Debt shall have been paid in full, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and

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

transferred to, the holders of the Guarantor Senior Debt at the time outstanding (or their respective representatives), or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Debt may have been issued, for application to the payment of all Guarantor Senior Debt remaining unpaid, ratably according to the respective aggregate amounts remaining unpaid thereof, to the extent necessary to pay all such Guarantor Senior Debt in full. In the event of the failure of the Trustee (pursuant to Section 1703) or any holder of any of the Securities to endorse or assign any such payment, distribution or security, each holder of Guarantor Senior Debt and each holder's representative is hereby irrevocably authorized to endorse or assign the same.

        SECTION 1705. Excess Guarantor Senior Debt Payment, Subrogation, etc. If cash, securities or other property otherwise payable or deliverable to the holders of the Securities shall have been applied, pursuant to Section 1703 or 1703, to the payment of Guarantor Senior Debt in full, then in such case, the Holders of the Securities (a) shall be entitled to receive from the holders of the Guarantor Senior Debt at the time outstanding any payments or distributions received by such holders of Guarantor Senior Debt in excess of the amount sufficient to pay all Guarantor Senior Debt in full, and (b) shall be subrogated to any rights of the holders of Guarantor Senior Debt to receive all further payments or distributions applicable to the Guarantor Senior Debt, until all amounts due and payable in respect of the Guarantee shall have been paid in full. No such payments or distributions received by the Holders of the Securities, by reason of such subrogation, of cash, securities or other property, which otherwise would be paid or distributed to the holders of the Guarantor Senior Debt, shall, as between the Guarantor and its creditors (other than the holders of the Guarantor Senior Debt), on the one hand, and the Holders of the Securities, on the other hand be deemed to be a payment by the Guarantor to or on account of the Guarantee.

        SECTION 1706. No Security. So long as any of the Guarantor Senior Debt shall not have been paid in full, the Guarantor shall not, and shall not permit any of its Subsidiaries to, give and the Holders of the Securities shall not demand, accept or receive any security, direct or indirect, for the Guarantor's obligation in respect of the Guarantee.

        SECTION 1707. Obligations Not Impaired. Nothing contained in this Article Seventeen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Guarantor and the Holder of any Securities, the obligation of the Guarantor in respect of the Guarantee, which is absolute and unconditional, in accordance with Article Sixteen, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Guarantee other than the holders of the Guarantor Senior Debt, or is intended to or shall prevent the Trustee or the Holder of any Securities from exercising all rights, powers and remedies otherwise provided herein or permitted by applicable law, all subject to the rights, if any, of the holders of Guarantor Senior Debt under this Article Seventeen to receive such, securities or other property otherwise payable or deliverable to the Holders of the Securities in respect of the Guarantee. Upon any distribution of assets of the Guarantor referred to in this Article Seventeen, the Trustee, subject to the provisions of Section 602, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a

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

certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Guarantor Senior Debt and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen.

        SECTION 1708. Subordinated Not Affected, etc. The terms of this Article Seventeen, the subordination effected hereby and the rights of the present or future holders of the Guarantor Senior Debt, shall not be affected by (a) any instrument of or addition or supplement to any Guarantor Senior Debt or any instrument or agreement relating thereto, (b) any exercise or nonexercise of any right, power or remedy under or in respect of any Guarantor Senior Debt or any instrument or agreement relating thereto, (c) any sale, exchange, release or other transaction affecting all or any part of the property at any time pledged or mortgaged to secure, or however securing, Guarantor Senior Debt, (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay, noncompliance or other action, inaction or omission, in respect of any Guarantor Senior Debt or this Indenture or any instrument or agreement relating thereto,
(e) any act or failure to act on the part of the Guarantor, or (f) any act or failure to act, in good faith, by any such holder, whether or not any Holder of any Securities shall have had notice or knowledge of any of the foregoing.

        SECTION 1709. Changes, Waivers, etc. Neither this Article Seventeen nor any terms hereof may be changed or waived except with the prior written consent of the holders of all of the Guarantor Senior Debt at the time outstanding. Neither the Securities nor any term thereof may be changed, waived or canceled in any manner that would have any adverse effect upon the rights of the holders of the Guarantor Senior Debt at the time outstanding.

        SECTION 1710. Payment in Full of Guarantor Senior Debt. For all purposes of this Article Seventeen, Guarantor Senior Debt shall not be deemed to have been paid in full unless (a) the holders thereof (or their duly authorized representatives) shall have received cash or readily marketable securities, taken at their then market value, equal to the amount of Guarantor Senior Debt at the time outstanding, or (b) other equitable provisions have been effected by action of a court of competent jurisdiction or agreement among the holders of Guarantor Senior Debt.

        SECTION 1711. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice. The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Guarantor or from one or more holders of the Guarantor Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article Six, shall be entitled to assume that no such facts exist.

        SECTION 1712. Application by Trustee of Moneys Deposited with It. Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Guarantor with the Trustee or any payment agent (whether or not in trust) for payment in respect of the Guarantee

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shall be subject to the provisions of this Article Seventeen except that, if prior to the Business Date on which by the terms of this Indenture any such moneys may become payable for any purpose the Trustee shall not have received with respect to such moneys the notice provided for in Section 1711, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

        SECTION 1713. Securityholders Authorize Trustee to Effectuate Subordination of Guarantee. Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Seventeen and appoints the Trustee his attorney-in-fact for such purpose, including taking action on behalf of the Holders of the Securities, when required, as specified in Section 1704 and including, in the event of any dissolution, winding-up, liquidation or reorganization of the Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Guarantor, the immediate filing of a claim for amounts due and payable in respect of the Guarantee in the form required in such proceedings and causing such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of Guarantor Senior Debt are hereby authorized to and have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of such Securities.

        SECTION 1714. Right of Trustee to Hold Guarantor Senior Debt. The Trustee shall be entitled to all of the rights set forth in this Article Seventeen in respect of any Guarantor Senior Debt at any time held by it to the same extent as any other holder of Guarantor Senior Debt, and nothing in Article Six or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

        This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and the corporate seal of the Guarantor to be hereunto affixed and attested, as of the day and year first above written.

                          GLENBOROUGH PROPERTIES, L.P.

                          By: Glenborough Realty Trust Incorporated, as General
                              Partner


                          By:________________________
                             Name:  Stephen R. Saul
                             Title: Executive Vice President and
                                    Chief Financial Officer
(Seal)
Attest:

By:________________________
Name: Frank E. Austin
Title: Secretary

                          GLENBOROUGH REALTY TRUST INCORPORATED


                          By:_________________________
                             Name:  Stephen R. Saul
                             Title: Executive Vice President and
                                    Chief Financial Officer
(Seal)
Attest:

By:________________________
Name: Frank E. Austin
Title: Secretary

                           CHASE MANHATTAN BANK AND TRUST COMPANY,
                           NATIONAL ASSOCIATION,
                           as Trustee


                           By:________________________
                              Name:
                              Title:
Attest:
---------------------------
Title:

STATE OF                                    )
COUNTY OF                                   ) ss.:

               On the ______ day of _____________________, 1998, before me personally came _____________________ to me known, who, being by me duly sworn, did depose and say that he is the __________________ of Glenborough Realty Trust Incorporated, one of the entities described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporation seal; that it was so affixed by authority of the corporation, and that he signed his name thereto by like authority.

                                            ---------------------------------

                                   EXHIBIT A-1

              FORM OF CERTIFICATE TO BE GIVEN BY PERSON ENTITLED TO
              RECEIVE BEARER SECURITY OR TO OBTAIN INTEREST PAYABLE
                           PRIOR TO THE EXCHANGE DATE
     (Insert title or sufficient description of Securities to be delivered).

        This is to certify that, as of the date, hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 2.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institutions hereby agrees, on its own behalf or through its agent, that you may advise Glenborough Properties, L.P., or its agent that such financial institutions will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(1)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        We undertake to advise you promptly by facsimile on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        This certificate excepts and does not relate to (U.S.$)_____ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

        We understand that this certificate may be required in connection with certain tax legislation in the United States. if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

        Dated  19___

        (To be dated no earlier than the 15th day prior to (i) the Exchange Date or (ii) the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable)

        (Name of Person Making Certification)



       (Authorized Signatory)
       -------------------------------------
       Name:
       Title:

                                   EXHIBIT A-2

                FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND
             CEDEL S.A. IN CONNECTION WITH THE EXCHANGE OF A PORTION
              OF A TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE
     (Insert title or sufficient description of Securities to be delivered)

        This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, (U.S.$)_____ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date thereof (and in either case (a) or (b), each such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

        As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

        We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any option of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

        We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

        Date:  ___19

        (To be dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable)



-------------------------------------------------------------
(Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear System)
(Cedel S.A.)

                                TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----

RECITALS OF THE ISSUER AND THE GUARANTOR.....................................................1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........................1

   SECTION 101.     Definitions..............................................................1

   SECTION 102.     Compliance Certificates and Opinions.....................................9

   SECTION 103.     Form of Documents Delivered to Trustee...................................10

   SECTION 104.     Acts of Holders..........................................................10

   SECTION 105.     Notices, etc., to Trustee and Issuer.....................................12

   SECTION 106.     Notice to Holders; Waiver................................................12

   SECTION 107.     Effect of Headings and Table of Contents.................................13

   SECTION 108.     Successors and Assigns...................................................13

   SECTION 109.     Separability Clause......................................................13

   SECTION 110.     Benefits of Indenture....................................................13

   SECTION 111.     Governing Law............................................................13

   SECTION 112.     Legal Holidays...........................................................13

ARTICLE TWO SECURITIES FORMS.................................................................14

   SECTION 201.     Forms of Securities......................................................14

   SECTION 202.     Form of Trustee's Certificate of Authentication..........................14

   SECTION 203.     Securities Issuable in Global Form.......................................14

ARTICLE THREE THE SECURITIES.................................................................15

   SECTION 301.     Amount Unlimited; Issuable in Series.....................................15

   SECTION 302.     Denominations............................................................19

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

   SECTION 303.     Execution, Authentication, Delivery and Dating...........................19

   SECTION 304.     Temporary Securities.....................................................21

   SECTION 305.     Registration, Registration of Transfer and Exchange......................23

   SECTION 306.     Mutilated, Destroyed, Lost and Stolen Securities.........................27

   SECTION 307.     Payment of Interest -- Interest Rights Preserved.........................28

   SECTION 308.     Persons Deemed Owners....................................................30

   SECTION 309.     Cancellation.............................................................30

   SECTION 310.     Computation of Interest..................................................31

ARTICLE FOUR SATISFACTION AND DISCHARGE......................................................31

   SECTION 401.     Satisfaction and Discharge of Indenture..................................31

   SECTION 402.     Application of Trust Funds...............................................32

ARTICLE FIVE REMEDIES........................................................................33

   SECTION 501.     Events of Default........................................................33

   SECTION 502.     Acceleration of Maturity; Rescission and Annulment.......................34

   SECTION 503.     Collection of Indebtedness and Suits for Enforcement by Trustee..........35

   SECTION 504.     Trustee May File Proofs of Claim.........................................36

   SECTION 506.     Trustee May Enforce Claims Without Possession of Securities of Coupons...37

   SECTION 506.     Application of Money Collected...........................................37

   SECTION 507.     Limitation on Suits......................................................38

   SECTION 508.     Unconditional Right of Holders to Receive Principal, Premium, if any,
                     Interest and Additional Amount..........................................38

   SECTION 509.     Restoration of Rights and Remedies.......................................38

   SECTION 510.     Rights and Remedies Cumulative...........................................39

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

   SECTION 511.     Delay or Omission Not Waiver.............................................39

   SECTION 512.     Control by Holders of Securities.........................................39

   SECTION 513.     Waiver of Past Defaults..................................................39

   SECTION 514.     Waiver of Usury, Stay or Extension Laws..................................40

   SECTION 515.     Undertaking for Costs....................................................40

ARTICLE SIX THE TRUSTEE......................................................................40

   SECTION 601.     Notice of Defaults.......................................................40

   SECTION 602.     Certain Rights of Trustee................................................41

   SECTION 603.     Not Responsible for Recitals or Issuance of Securities...................43

   SECTION 604.     May Hold Securities and Guarantees.......................................43

   SECTION 605.     Money Held in Trust......................................................43

   SECTION 606.     Compensation and Reimbursement...........................................43

   SECTION 607.     Corporate Trustee Required; Eligibility; Conflicting Interests...........44

   SECTION 608.     Resignation and Removal; Appointment of Successor........................44

   SECTION 609.     Acceptance of Appointment by Successor...................................46

   SECTION 610.     Merger, Conversion, Consolidation or Succession to Business..............47

   SECTION 611.     Appointment of Authentication Agent......................................47

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER...............................49

   SECTION 701.     Disclosure of Names and Addresses of Holders.............................49

   SECTION 702.     Reports by Trustee.......................................................49

   SECTION 703.     Reports by Issuer and the Guarantor......................................49

   SECTION 704.     Issuer to Furnish to Trustee Names and Addresses of Holders..............50

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

ARTICLE EIGHT CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE...............................50

   SECTION 801.     Consolidation and Merger of Issuer and Sale, Lease and Conveyance
                     Permitted Subject to Certain Conditions.................................50

   SECTION 802.     Rights and Duties of Successor Person....................................51

   SECTION 803.     Officers' Certificate and Opinion of Counsel.............................51

ARTICLE NINE AMENDMENTS AND SUPPLEMENTAL INDENTURES..........................................51

   SECTION 901.     Amendments and Supplemental Indentures Without Consent of Holders........51

   SECTION 902.     Amendments and Supplemental Indentures with Consent of Holders...........53

   SECTION 903.     Execution of Supplemental Indentures.....................................54

   SECTION 904.     Effect of Supplemental Indentures........................................54

   SECTION 905.     Conformity with Trust Indenture Act......................................54

   SECTION 906.     Reference in Securities to Supplemental Indentures.......................54

ARTICLE TEN COVENANTS........................................................................55

   SECTION 1001.    Payment of Principal, Premium, if any, Interest and Additional Amounts...55

   SECTION 1002.    Maintenance of Office or Agency..........................................55

   SECTION 1003.    Money for Securities Payments to Be Held in Trust........................57

   SECTION 1004.    Existence................................................................58

   SECTION 1005.    Statement as to Compliance...............................................58

   SECTION 1006.    Maintenance of Properties................................................58

   SECTION 1007.    Insurance................................................................59

   SECTION 1008.    Payment of Taxes and Other Claims........................................59

   SECTION 1009.    Additional Amounts.......................................................59

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

   SECTION 1010.    Waiver of Certain Covenants..............................................60

ARTICLE ELEVEN REDEMPTION OF SECURITIES......................................................60

   SECTION 1101.    Applicability of Article.................................................60

   SECTION 1102.    Election to Redeem; Notice to Trustee....................................60

   SECTION 1103.    Selection by Trustee of Securities to Be Redeemed........................60

   SECTION 1104.    Notice of Redemption.....................................................61

   SECTION 1105.    Deposit of Redemption Price..............................................62

   SECTION 1106.    Securities Payable on Redemption Date....................................63

   SECTION 1107.    Securities Redeemed in Part..............................................63

ARTICLE TWELVE SINKING FUNDS.................................................................64

   SECTION 1201.    Applicability of Article.................................................64

   SECTION 1202.    Satisfaction of Sinking Fund Payments with Securities....................64

   SECTION 1203.    Redemption of Securities for Sinking Fund................................64

ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS..........................................65

   SECTION 1301.    Applicability of Article.................................................65

   SECTION 1302.    Repayment of Securities..................................................65

   SECTION 1303.    Exercise of Option.......................................................66

   SECTION 1304.    When Securities Presented for Recipient Become Due and Payable...........67

   SECTION 1305.    Securities Repaid in Part................................................67

ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE..........................................67

   SECTION 1401.    Applicability of Article; Issuer's Option to Effect Defeasance or
                      Covenant Defeasance....................................................67

   SECTION 1402.    Defeasance and Discharge.................................................67

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

   SECTION 1403.    Covenant Defeasance......................................................68

   SECTION 1404.    Conditions to Defeasance or Covenant Defeasance..........................68

   SECTION 1405.    Deposited Money and Government Obligations to Be Held in Trust;
                     Other Miscellaneous Provisions..........................................70

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES............................................71

   SECTION 1501.    Purposes for Which Meetings May Be Called................................71

   SECTION 1502.    Call, Notice and Place of Meetings.......................................71

   SECTION 1503.    Persons Entitled to Vote at Meetings.....................................72

   SECTION 1504.    Quorum; Action...........................................................72

   SECTION 1505.    Determination of Voting Rights; Conduct and Adjournment of Meetings......73

   SECTION 1506.    Counting Votes and Recording Action of Meeting...........................74

ARTICLE SIXTEEN THE GUARANTEE................................................................74

   SECTION 1601.    Applicability of Article; Guarantee......................................74

   SECTION 1602.    Proceedings Against the Guarantor........................................76

   SECTION 1603.    Guarantee for Benefit of Holders of Securities...........................76

ARTICLE SEVENTEEN SUBORDINATION OF GUARANTEE.................................................77

   SECTION 1701.    Applicability of Article; Subordination..................................77

   SECTION 1702.    Default on Guarantor Senior Debt.........................................77

   SECTION 1703.    Insolvency, etc..........................................................77

   SECTION 1704.    Payments and Distributions Received......................................78

   SECTION 1705.    Excess Guarantor Senior Debt Payment, Subrogation, etc...................79

   SECTION 1706.    No Security..............................................................79

   SECTION 1707.    Obligations Not Impaired.................................................79

                           TABLE OF CONTENTS (CONT.D)

                                                                                            PAGE
                                                                                            ----

   SECTION 1708.    Subordinated Not Affected, etc...........................................80

   SECTION 1709.    Changes, Waivers, etc....................................................80

   SECTION 1710.    Payment in Full of Guarantor Senior Debt.................................80

   SECTION 1711.    Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice..80

   SECTION 1712.    Application by Trustee of Moneys Deposited with It.......................80

   SECTION 1713.    Securityholders Authorize Trustee to Effectuate Subordination of
                     Guarantee...............................................................81

   SECTION 1714.    Right of Trustee to Hold Guarantor Senior Debt...........................81

EXHIBIT A-1..................................................................................1

EXHIBIT A-2..................................................................................I

                          FIRST SUPPLEMENTAL INDENTURE

        FIRST SUPPLEMENTAL INDENTURE, dated as of March 23, 1998 (this "First Supplemental Indenture"), among Glenborough Realty Trust Incorporated, a corporation organized under the laws of Maryland (the "General Partner"), Glenborough Properties L.P., a limited partnership organized under the laws of California (the "Issuer"), and Chase Manhattan Bank and Trust Company, National Association, as Trustee (the "Trustee").

                              W I T N E S S E T H:

        WHEREAS, the Issuer, the General Partner and the Trustee executed and delivered an Indenture, dated as of March 23, 1998 (the "Indenture"), to provide for the issuance by the Issuer from time to time of debt securities evidencing its unsecured indebtedness;

        WHEREAS, pursuant to Board Resolution, the Issuer has authorized the issuance of $150,000,000 of its 7 5/8% Series A Senior Notes Due 2005 (the "Series A 2005 Notes") and $150,000,000 of its 7 5/8% Series B Senior Notes Due 2005 (the "Series B 2005 Notes," and together with the Series A 2005 Notes, the "2005 Notes");

        WHEREAS, the Issuer, the General Partner and certain other parties named on the signature page thereof entered into a Registration Rights Agreement (as such agreement may be amended, modified or supplemented from time to time, the "Registration Rights Agreement") which contemplates (i) the registration with the Securities and Exchange Commission ("the "Commission") of the issuance of the Series B 2005 Notes and (ii) the consummation of an Exchange Offer (defined below) whereby the Series A 2005 Notes may be exchanged for Series B 2005 Notes; and

        WHEREAS, the Issuer desires to establish the terms of the 2005 Notes in accordance with Section 301 of the Indenture and to establish the form of the 2005 Notes in accordance with Section 201 of the Indenture.

                                   ARTICLE I
                                      TERMS

SECTION 101. TERMS OF 2005 NOTES. The following terms relating to the 2005 Notes are hereby established:

        (1) The Series A 2005 Notes shall constitute a series of Securities having the title "7 5/8% Series A Senior Notes Due 2005." The Series B 2005 Notes shall constitute a series of Securities having the title "7 5/8% Series B Senior Notes Due 2005."

        (2) The aggregate principal amount of the Series A 2005 Notes that may be authenticated and delivered under the Indenture (except for Series A 2005 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series A 2005 Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Indenture) shall be up to $150,000,000. The aggregate principal amount of the Series B 2005 Notes that may be authenticated and delivered under the Indenture (except for Series B 2005 Notes authenticated and delivered upon registration of transfer of or in exchange for or in lieu of, other Series B 2005 Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Indenture) shall be up to $150,000,000.

        (3) The entire outstanding principal of the 2005 Notes shall be payable on March 15, 2005 (the "Stated Maturity Date").

        (4) The rate at which the 2005 Notes shall bear interest shall be 7 5/8%; with respect to the Series A 2005 Notes, the date from which interest shall accrue shall be March 23, 1998; with respect to the Series B 2005 Notes, the date from which interest shall accrue shall be the date on which interest was most recently paid on the Series A 2005 Notes, or if there has been no Interest Payment Date relating to the Series A 2005 Notes prior to the issuance of the Series B 2005 Notes, the date from which interest shall accrue shall be March 23, 1998; the Interest Payment Dates for the 2005 Notes on which interest will be payable shall be March 15 and September 15 in each year, beginning September 15, 1998; the Regular Record Dates for the interest payable on the 2005 Notes on any Interest Payment Date shall be March 1 with respect to the March 15 Interest Payment Date and September 1 with respect to the September 15 Interest Payment Date; and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

        (5) The place where the principal of, Liquidated Damages, if any, with respect to and interest on the 2005 Notes shall be payable and 2005 Notes may be surrendered for the registration of transfer or exchange shall be the Corporate Trust Office of the Trustee which, as of this writing, is located at 101 California Street, Suite 2725, San Francisco, California 94111, also with an address at c/o The Chase Manhattan Bank, 55 Water Street, Room 234, North Building, New York, New York 10041. The place where notices or demands to or upon the Issuer in respect of the 2005 Notes and the Indenture may be served shall be the Corporate Trust Office of the Trustee.

        (6)

               (A) The 2005 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the 2005 Notes (or portion thereof) being redeemed plus accrued interest and Liquidated Damages (as defined below), if any, thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such 2005 Notes (or portion thereof).

               If notice has been given as provided in the Indenture and funds for the redemption of any 2005 Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such 2005 Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the 2005 Notes will be to receive payment of the Redemption Price.

               Notice of any redemption of any 2005 Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the security register for the 2005 Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the 2005 Notes held by such Holder to be redeemed. On the third Business Day preceding the date notice of redemption is given, the Issuer will notify the Trustee of the Redemption Price and the Trustee may rely and shall be fully protected in acting upon the determination of the Issuer as to such Price.

               The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of such 2005 Notes to be redeemed and their redemption date. If less than all the 2005 Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, such 2005 Notes to be redeemed in whole or in part.

               In the event of redemption of the 2005 Notes in part only, a new 2005 Note for the amount of the unredeemed portion thereof shall be issued in the name of the Holder thereto, upon cancellation thereof.

               (B) As used herein:

               "Liquidated Damages" means all liquidated damages then owing pursuant to Section 5 of the Registration Rights Agreement. References in the Indenture to "premium" shall include a reference to "Liquidated Damages, if any."

               "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any 2005 Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the 2005 Notes being redeemed or paid.

               "Reinvestment Rate" means .25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

               "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

        (7) The 2005 Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The 2005 Notes will not have the benefit of any sinking fund.

        (8) The 2005 Notes shall be issuable in denominations of $150,000 and any integral multiples of $1,000 in excess thereof.

        (9) The Trustee shall also be the Security Registrar and Paying Agent.

        (10) The entire outstanding principal amount plus the Make-Whole Amount of the 2005 Notes and Liquidated Damages, if any, shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

        (11) Payments of the principal of, Liquidated Damages, if any, with respect to and interest on the 2005 Notes shall be made in U.S. Dollars, and the 2005 Notes shall be denominated in U.S. Dollars.

        (12) The 2005 Notes will be payable on the Stated Maturity Date in an amount equal to the principal amount thereof, Liquidated Damages, if any, plus any unpaid interest accrued to the Stated Maturity Date.

        (13) The Holders of the 2005 Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events except those rights arising from the Registration Rights Agreement.

        (14) (A) With respect to the 2005 Notes, "Event of Default" shall refer to such events described in Section 102 hereof which Section shall replace
Section 501 of the Indenture.

             (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the 2005 Notes, which shall be effective only for so long as any of the 2005 Notes are Outstanding.

               Default Interest. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.

               Liquidated Damages. The Company shall pay all Liquidated
        Damages, if any, in the same manner, on the dates and in the amounts set forth in the Registration Rights Agreement.

               Limitations On Incurrence of Debt. The Issuer will not, and will not permit any Subsidiary to, incur any Debt, other than inter-company debt representing Debt to which the only parties are the General Partner, the Issuer and any of their Subsidiaries (but only so long as such Debt is held solely by any of the General Partner, the Issuer and any Subsidiary) that is subordinate in right of payment to the 2005 Notes, if, immediately after giving effect to the incurrence of such additional Debt and the application of the net proceeds thereof, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum (without duplication) of (i) Total Assets of the Issuer and its Subsidiaries as of the end of the most recently completed fiscal quarter of the Issuer for which financial information is available prior to the incurrence of such additional Debt and (ii) the purchase price or cost of any real estate assets or mortgages receivable acquired or developed, and the amount of any securities offering proceeds or asset sale proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable, to develop real estate assets or to reduce Debt) by the Issuer or any Subsidiary since the end of such fiscal quarter, including those proceeds obtained in connection with the incurrence of such additional Debt (such increase, together with the Total Assets, is referred to as "Adjusted Total Assets").

               In addition to the foregoing limitation on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge on all Debt outstanding immediately after the incurrence of such additional Debt for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.5 to 1, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the net proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period), (iii) the income earned on any increase in Adjusted Total Assets since the end of such four-quarter period had been earned, on an annualized basis, during such period and
        (iv) in the case of any acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

               In addition to the foregoing limitations on the incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Issuer or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 40% of Adjusted Total Assets.

               For purposes of the foregoing provisions regarding the limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Issuer or a Subsidiary whenever the Issuer and its Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof. In addition, the amount of Debt issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

               Maintenance of Total Unencumbered Assets. The Issuer is required to maintain Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of all outstanding Unsecured Debt.

               As used herein:

               "Annual Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Debt of the Issuer and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

               "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

               "Consolidated Income Available For Debt Service" for any period means Consolidated Net Income plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (a) interest on Debt of the Issuer and its Subsidiaries,
        (b) provision for taxes of the Issuer and its Subsidiaries based on income, (c) amortization of Debt discount, (d) provisions for gains and losses on properties, (e) depreciation and amortization on properties,
        (f) the effect of any non-cash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period and (g) amortization of deferred charges.

               "Consolidated Net Income" for any period means the amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

               "Debt" of the Issuer or any Subsidiary means any indebtedness of the Issuer or such Subsidiary, as applicable, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Issuer or such Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Issuer or such Subsidiary as lessee which is reflected in the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on the Issuer's consolidated balance sheet in accordance with generally accepted accounting principles, and also includes, to the extent not otherwise included, any obligation by the Issuer or such Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Issuer or any Subsidiary).

               "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Debt or Disqualified Stock or
        (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Maturity Date of the Notes. For purposes of this definition, it is expressly understood that the partnership units in the Issuer and shares of perpetual preferred stock of the General Partner (which do not possess any of the features of clauses (i), (ii) or (iii) above) shall not constitute Disqualified Stock.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

               "Subsidiary" means a corporation, partnership or limited liability company, a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having the voting power for the election of directors, general partners, managers or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

               "Total Assets" as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with GAAP (but excluding intangibles and accounts receivable).

               "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets which have not been pledged, mortgaged or otherwise encumbered by the owner thereof to secure Debt, excluding infrastructure assessment bonds, and (ii) all other assets of the Issuer and its Subsidiaries determined in accordance with GAAP (but excluding intangibles and accounts receivable) which have not been pledged, mortgaged or otherwise encumbered by the owner thereof to secure Debt.

               "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

               "Unsecured Debt" means Debt which is not secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the properties of the Issuer or any Subsidiary.

               (C) The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer's compliance with the covenants contained in this subsection or with respect to reports or other documents filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer's timely delivery of all reports and certificates required under Sections 703 and 1005 of the Indenture and to fulfill its obligations under Article Six of the Indenture.

        (15) Upon the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement, as the case may be, whether or not required by the rules and regulations of the Commission, so long as any 2005 Notes are outstanding, the Operating Partnership will furnish to the Holders of 2005 Notes
(i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Operating Partnership were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Operating Partnership and its consolidated Subsidiaries and, with respect to the annual information only, a report thereon by the Operating Partnership's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Operating Partnership were required to file such reports. In addition, whether or not required by the rules and regulations of the Commission, the Operating Partnership will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Operating Partnership will agree that, for so long as 2005 Notes remain outstanding, it will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

        (16) The 2005 Notes shall be issuable only as Registered Securities in permanent global form (without coupons). Beneficial owners of interests in the permanent global 2005

Notes may exchange such interests for 2005 Notes of like tenor or any authorized form and denomination only in the manner provided in Section 305 of the Indenture and Article II of this Supplemental Indenture. DTC shall be the depository with respect to the permanent global 2005 Notes.

        (17) The 2005 Notes shall not be issuable as Bearer Securities.

        (18) Interest on any 2005 Note shall be payable only to the Person in whose name that 2005 Note (or one or more predecessor 2005 Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

        (19) Sections 1402 and 1403 of the Indenture shall be applicable to the 2005 Notes.

        (20) The 2005 Notes shall not be issuable in definitive form except under the circumstances described in Section 201 hereof.

        (21) Articles Sixteen and Seventeen of the Indenture shall not be applicable to the 2005 Notes.

        (22) The Issuer shall not pay Additional Amounts with respect to the 2005 Notes as contemplated by Section 1009 of the Indenture.

        (23) The 2005 Notes shall not be subordinated to any other debt of the Issuer, and shall constitute senior unsecured obligations of the Issuer.

        (24) For all purposes, the Series A 2005 Notes and the Series B 2005 Notes shall be treated as one series of notes under the Indenture.

SECTION 102. EVENTS OF DEFAULT.

        (1) The following events are "Events of Default":

               (A) default for 30 days in the payment of any interest on the 2005 Notes;

               (B) default in the payment of any principal of, premium, if any, or any Make-Whole Amount on, or Liquidated Damages, if any, with respect to, any 2005 Notes when due;

               (C) default in the performance of any other covenant or warranty of the Issuer or the General Partner contained in the Indenture with respect to the 2005 Notes, continued for 60 days after written notice as provided in
Section 501(4) of the Indenture;

               (D) default under any bond, debenture, note, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed (except for nonrecourse mortgage indebtedness which individually or in the aggregate does not exceed $20,000,000) by the Issuer or the General Partner (or by any Subsidiary, the repayment of which the Issuer or the General Partner has guaranteed or for which the Issuer or the General Partner is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after written notice to the Issuer or the General Partner, as the case may be, as provided in Section 501(5) of the Indenture;

               (E) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Issuer or any Subsidiary in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 and such judgments, orders or decrees remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 for a period of 30 consecutive days; and

               (F) the Issuer or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:.

                        (i) commences a voluntary case,

                        (ii) consents to the entry of an order for relief
                against it in an involuntary case,

                        (iii) consents to the appointment of a Custodian of it
                for all or substantially all of its property, or

                        (iv) makes a general assignment for the benefit of its
                creditors; or

                        (v) a court of competent jurisdiction enters an order or
                decree under any Bankruptcy Law that:

                        (vi) is for relief against the Issuer or any Significant
                Subsidiary in an involuntary case,

                        (vii) appoints a Custodian of the Issuer or any
                Significant Subsidiary or for all or substantially all of either of its property, or

                        (viii) orders the liquidation of the Issuer or any
                Significant Subsidiary and the order or decree remains unstayed and in effect for 90 days.

        As used in this Section 102, the term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law. If an Event of Default specified in clause (F) or (G) above relating to the Issuer or the General Partner or any Significant Subsidiary occurs, the principal amount of, Liquidated Damages, if any, and the Make-Whole Amount, on all outstanding 2005 Notes shall become automatically due and payable without any declaration or other act on the part of the Trustee or of the Holders.

SECTION 103. FORM OF 2005 NOTES.

        (1) The form of the 2005 Note is attached hereto as Exhibit A-1 and Exhibit A-2.

        (2) Legends. The following legends shall appear on the face of all Global Notes (defined below) issued under this First Supplemental Indenture.

               (A) "Private Placement Legend"

                        (i) Except as permitted by subparagraph (ii) below, each
                Global Note (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

        "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE ISSUER, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR TRANSFER AGENT) OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY

        OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                        (ii) Notwithstanding the foregoing, any Unrestricted
                Global Note (defined below) issued in the Exchange Offer (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (B) "Global Note Legend." Each Global Note shall bear a legend in substantially the following form:

        "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
        SECTION 305 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

               (C) "Regulation S Temporary Global Note Legend." The Regulation S Temporary Global Note (defined below) shall bear a legend in substantially the following form:

        "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

                                   ARTICLE II
                              TRANSFER AND EXCHANGE

SECTION 201. GENERAL

        (1) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Issuer for Definitive Notes if (i) the Issuer delivers to the

Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuer within 120 days after the date of such notice from the Depositary or (ii) the Issuer in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Issuer for Definitive Notes prior to (x) the expiration of the Restricted Period (defined below) and
(y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, it being understood that the Registrar shall have no duty or obligation to verify that any such certificate received by it complies with the requirements of such rule. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 306 and 309 of the Indenture.

        (2) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of the Indenture and the Supplemental Indenture and the Applicable Procedures (defined below). Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (A) or (B) below, as applicable, as well as one or more of the other following subparagraphs as applicable:

               (A) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred only to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 201(2)(A).

               (B) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Note to a Person who takes delivery thereof in the form of a beneficial interest in the same Global Note), the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant (defined below) or an Indirect Participant (defined below) given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Restricted Period and
(y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act, it being understood that the Registrar shall have no duty or obligation to verify that any such certificate received by it complies with the requirements of such rule. Upon an Exchange Offer by the Company in accordance with Section 202 hereof, the requirements of this Section 201(2)(B) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal (defined below) delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Supplemental Indenture, the Notes and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 201(6) hereof.

               (C) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of clause (B) above and the Registrar receives the following:

                        (i) if the transferee will take delivery in the form of
                a beneficial interest in the 144A Global Note (defined below), then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                        (ii) if the transferee will take delivery in the form of
                a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                        (iii) if the transferee will take delivery in the form
                of a beneficial interest in the IAI Global Note, then the transferor must deliver (x) a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion Counsel required by item (3) thereof, if applicable.

               (D) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of clause (B) above and:

                        (i) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (ii) any such transfer is effected pursuant to the Shelf
                Registration Statement in accordance with the Registration Rights Agreement;

                        (iii) any such transfer is effected by a Restricted
                Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (iv) the Registrar receives the following:

                                (a) if the holder of such beneficial interest in
                        a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof;

                                (b) if the holder of such beneficial interest in
                        a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                                (c) in each such case set forth in this
                        subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

               If any such transfer is effected pursuant to subparagraph (ii) or
        (iv) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Section 202 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph (ii) or (iv) above.

               Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

        (3) Transfer or Exchange of Beneficial Interests for Definitive Notes.

               (A) If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon receipt by the Registrar of the following documentation:

                        (i) if the holder of such beneficial interest in a
                Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                        (ii) if such beneficial interest is being transferred to
                a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (iii) if such beneficial interest is being transferred
                to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                        (iv) if such beneficial interest is being transferred
                pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                        (v) if such beneficial interest is being transferred to
                an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (ii) through (iv) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (vi) if such beneficial interest is being transferred to
                the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                        (vii) if such beneficial interest is being transferred
                pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

        the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 201(6) hereof, and the Issuer shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 201(3) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 201(3)(A) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               (B) Notwithstanding Sections 201(3)(A)(i) and (iii) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be (A) exchanged for a Definitive Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to the conditions set forth in clause (i) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

               (C) Notwithstanding Section 201(3)(A) hereof, a holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                        (i) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (ii) any such transfer is effected pursuant to the Shelf
                Registration Statement in accordance with the Registration Rights Agreement;

                        (iii) any such transfer is effected by a Restricted
                Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (iv) the Registrar receives the following:

                        (v) if the holder of such beneficial interest in a
                Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof;

                        (vi) if the holder of such beneficial interest in a
                Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                        (vii) in each such case set forth in this subparagraph
                (iv), an Opinion of Counsel in form reasonably acceptable to the Issuer, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

                        (viii) If any holder of a beneficial interest in an
                Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 201(2)(C) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 201(6) hereof, and the Issuer shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 201(3)(D) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this section 201(3)(D) shall not bear the Private Placement Legend. A beneficial interest in an Unrestricted Global Note cannot be exchanged for a Definitive Note bearing the Private Placement Legend or transferred to a Person who takes delivery thereof in the form of a Definitive Note bearing the Private Placement Legend.

                        (ix) Transfer and Exchange of Definitive Notes for
                Beneficial Interests.

                        (x) If any Holder of a Restricted Definitive Note
                proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                        (xi) if the Holder of such Restricted Definitive Note
                proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                (2)(b) thereof;

                        (xii) if such Definitive Note is being transferred to a
                QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (xiii) if such Definitive Note is being transferred to a
                Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                        (xiv) if such Definitive Note is being transferred
                pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                        (xv) if such Definitive Note is being transferred to an
                Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (xvi) if such Definitive Note is being transferred to
                the Issuer or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                        (xvii) if such Definitive Note is being transferred
                pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (i) above, the appropriate Restricted Global Note, in the case of clause (ii) above, the 144A Global Note, in the case of clause (iii) above, and the Regulation S Global Note and in all other cases, the IAI Global Note.

               (D) A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                        (i) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (ii) any such transfer is effected pursuant to the Shelf
                Registration Statement in accordance with the Registration Rights Agreement;

                        (iii) any such transfer is effected by a Restricted
                Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (iv) the Registrar receives the following:

                                (a) if the Holder of such Definitive Notes
                        proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof;

                                (b) if the Holder of such Definitive Notes
                        proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                                (c) in each such case set forth in this
                        subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Definitive Notes are being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

        Upon satisfaction of the conditions of any of the subparagraphs in this
        Section 201(4)(B), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (E) A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

        If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (B)(ii), (B)(iv) or (C) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with
Section 202 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraphs
(B)(ii), (B)(iv) or (C) above.

        (4) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 201(5), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this Section 201(5).

               (A) Restricted Definitive Notes may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

                        (i) if the transfer will be made pursuant to Rule 144A
                under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                        (ii) if the transfer will be made pursuant to Rule 903
                or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                        (iii) if the transfer will be made pursuant to any other
                exemption from the registration requirements of the Securities Act, then the transferor must deliver (x) a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (B) Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                        (i) such exchange or transfer is effected pursuant to
                the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (ii) any such transfer is effected pursuant to the Shelf
                Registration Statement in accordance with the Registration Rights Agreement;

                        (iii) any such transfer is effected by a Restricted
                Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (iv) the Registrar receives the following:

                                (a) if the Holder of such Restricted Definitive
                        Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof;

                                (b) if the Holder of such Restricted Definitive
                        Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                                (c) in each such case set forth in this
                        subparagraph (iv), an Opinion of Counsel in form reasonably acceptable to the Issuer to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Definitive Note is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

               (C) A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request for such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof. Unrestricted Definitive Notes cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Definitive Note.

        (6) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 309 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or by the Depositary at the direction of the Trustee, to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note, by the Trustee or by the Depositary at the direction of the Trustee, to reflect such increase.

SECTION 202. THE EXCHANGE OFFER.

        (1) Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of an Issue Order, Opinion of Counsel, and Officers' Certificate in accordance with
Section 303 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Exchange Notes or (z) Persons who are affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, as amended) of the Issuer and accepted for exchange in the Exchange Offer. Concurrent with the issuance of such Unrestricted Global Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly.

        (2) Prior to the issuance of any Exchange Notes in the Exchange Offer, upon the Trustee's request, the Trustee shall receive an opinion from counsel for the Issuer with respect to the following: the Series B Notes have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for the Series A Notes in accordance with the Indenture and the Exchange Offer and are entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuer, enforceable in accordance with their terms.

        As used herein:

        "144A Global Note" means the global note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

        "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

        "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

        "Exchange Notes" means the Series B 2005 Notes issued in the Exchange Offer pursuant to the Registration Rights Agreement.

        "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

        "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

        "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

        "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibits A-1 and A-2 hereto.

        "IAI Global Note" means the Global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold to Institutional Accredited Investors.

        "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

        "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

        "Non-U.S. Person" means a person who is not a U.S. Person.

        "Participant" means, with respect to DTC, Euroclear or Cedel, a Person who has an account with DTC, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

        "Private Placement Legend" means the legend set forth in Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

        "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

        "Regulation S Permanent Global Note" means a permanent global Note in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

        "Regulation S Temporary Global Note" means a temporary Global Note in the Form of Exhibit A-2 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the 2005 Notes initially sold in reliance on Rule 903 of Regulation S promulgated under the Securities Act.

        "Restricted Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

        "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

        "Restricted Global Note" means a Global Note representing the Series A 2005 Notes bearing the Private Placement Legend.

        "Rule 144" means Rule 144 promulgated under the Securities Act.

        "Rule 144A" means Rule 144A promulgated under the Securities Act.

        "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

        "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

        "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, that is deposited with or on behalf of and registered in the name of the Depositary, representing the Series B 2005 Notes that do not bear the Private Placement Legend.

                                  ARTICLE III

                                 MISCELLANEOUS

SECTION 301. DEFINITIONS. Capitalized terms used but not defined in this First Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

SECTION 302. CONFIRMATION OF INDENTURE. The Indenture, as heretofore supplemented and amended by this First Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this First Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 303. CONCERNING THE TRUSTEE. The Trustee assumes no duties, responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture.

SECTION 304. GOVERNING LAW. This First Supplemental Indenture, the Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without giving effect to any provisions thereof relating to conflicts of law.

SECTIO 305.    SEPARABILITY. In case any provision in this First Supplemental
               Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 306. COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and the corporate seal of the General Partner to be hereunto affixed and attested, as of the day and year first above written.

GLENBOROUGH PROPERTIES, L.P.

By:     Glenborough Realty Trust Incorporated, as
        General Partner

By:
        -----------------------------------------
Name:   Stephen R. Saul
Title:  Executive Vice President
        and Chief Financial Officer

(seal)
Attest:

By:
        -----------------------------------------
Name:   Frank E. Austin
Title:  Secretary

GLENBOROUGH REALTY TRUST INCORPORATED

By:
        -----------------------------------------
Name:   Stephen R. Saul
Title:  Executive Vice President
        and Chief Financial Officer

(seal)
Attest:

By:
        -----------------------------------------
Name:   Frank E. Austin
Title:  Secretary

CHASE MANHATTAN BANK AND
TRUST COMPANY, NATIONAL
ASSOCIATION, as Trustee

By:
        -----------------------------------------
Name:
Title:

Attest:

By:
        -----------------------------------------
        Name:
        Title:

STATE OF        )
COUNTY OF       ) ss.:

On the ______ day of _______________, 1998, before me personally came ________________ to me known, who, being by me duly sworn, did depose and say that he is the ____________________ of Glenborough Realty Trust Incorporated, one of the entities described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the corporation, and that he signed his name thereto by like authority.


-------------------------------

                                                                     EXHIBIT A-1

                                 (Face of Note)
================================================================================

                                                                 CUSIP/CINS

                  % [Series A] [Series B] Senior Notes due 2005

No. 1                                                                   $

                          GLENBOROUGH PROPERTIES, L.P.

        promises to pay to Cede & Co.

        or registered assigns,

        the principal sum of $

        on March        2005

        Interest Payment Dates: March 15 and September  15

        Record Dates: March  1 and September  1

================================================================================


                                     A-1-1

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under the corporate seal of its General Partner this _____ day of March, 1998.

                                         GLENBOROUGH PROPERTIES, L.P.

                                         By:  Glenborough Realty Trust
                                              Incorporated, as General Partner

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         (seal)
                                         Attest:

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

This is one of the Notes
referred to in the
within-mentioned Indenture:

Chase Manhattan Bank and Trust Company,
National Association, as Trustee

By:
     -----------------------------------
     Authorized Signatory


                                     A-1-2

(Back of Note)
================================================================================

               _____% [Series A] [Series B] Senior Notes due 2005

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 305 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE ISSUER, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN


                                       A-1-3

REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR TRANSFER AGENT) OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS ), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN
(A) ABOVE.


                                     A-1-4

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

        1. INTEREST. Glenborough Properties, L.P., a California limited partnership (the "Issuer"), promises to pay interest on the principal amount of
this Note at   % per annum from the date hereof until maturity and shall pay the
Liquidated Damages, if any, payable pursuant to Section 5 of the Registration
Rights Agreement. Interest on the Notes will accrue at the rate of   % per annum
and Liquidated Damages, if any, will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 1998, to holders of record on the immediately preceding March 1 and September 1. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

        2. METHOD OF PAYMENT. Principal, premium, if any, Liquidated Damages, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose or, at the option of the Issuer, payment may be made by check mailed to holders of the Notes at their respective addresses set forth in the register of holders; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Issuer will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Issuer, the Issuer's office or agency will be the office of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, which currently is c/o The Chase Manhattan Bank, 55 Water Street, Room 234, and at the Trustee's Corporate Trust Office at 101 California Street, Suite 2725, San Francisco, California 94111. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        3. PAYING AGENT AND REGISTRAR. Initially, Chase Manhattan Bank and Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer's general partner, Glenborough Realty Trust Incorporated, a Maryland corporation (the "General Partner"), the Issuer or any of their respective wholly owned subsidiaries may act in any such capacity.

        4. INDENTURE. The Issuer issued the Notes under an Indenture dated as of March , 1998 and the First Supplemental Indenture thereto of even date (collectively, the "Indenture"), each between the Issuer, the General Partner and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code SectionSection 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Issuer limited to $150.0 million in aggregate principal amount plus amounts, if any, issued to pay Liquidated Damages on outstanding Notes as set forth in paragraph 2 hereof.


                                     A-1-5

        5. OPTIONAL REDEMPTION.

               (a) The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the Notes (or portion thereof) being redeemed plus accrued interest thereon and Liquidated Damages, if any, to the redemption date and (ii) the Make-Whole Amount, if any, with respect to the Notes (or portion thereof).

               (b) If notice has been given and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

        6. MANDATORY REDEMPTION. The Issuer shall not be required to make mandatory redemption payments with respect to the Notes.

        7. NOTICE OF REDEMPTION.

               (a) Notice of any redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

               (b) The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of such Notes to be redeemed and their redemption date. If less than all of the Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, such Notes to be redeemed in whole or in part.

        8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof. A holder of Notes may transfer or exchange Notes in accordance with the Indenture. The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer is not required to transfer or exchange any Note selected for redemption. Also, the Issuer is not required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

        9. PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as the owner of it for all purposes.

        10. EVENTS OF DEFAULT, NOTICE AND WAIVER.

               (a) The following events are "Events of Default": (i) default for 30 days in the payment of any interest or Liquidated Damages, if any, on the Notes; (ii) default in the payment of any principal of, premium, if any, or any Make-Whole Amount on any Notes when due; (iii) default in the performance of any other covenant or warranty of the Issuer or the General Partner contained in the Indenture with respect to the Notes, continued for 60 days after written notice as provided in the Indenture; (iv) default under any bond, debenture, note, indenture or instrument under which there may be


                                     A-1-6
issued or by which there may be secured or evidenced any indebtedness for money borrowed (except for nonrecourse mortgage indebtedness which individually or in the aggregate does not exceed $20,000,000) by the Issuer or the General Partner (or by any Subsidiary, the repayment of which the Issuer or the General Partner has guaranteed or for which the Issuer or the General Partner is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after written notice to the Issuer or the General Partner, as the case may be, as provided in the Indenture; (v) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Issuer or any Subsidiary in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 and such judgments, orders or decrees remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 for a period of 30 consecutive days; and (vi) certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer or the General Partner or any Significant Subsidiary. The term "Significant Subsidiary" has the meaning ascribed to such term in Regulation S-X promulgated under the Securities Act. If an Event of Default specified in clause
(vi) above relating to the Issuer or the General Partner or any Significant Subsidiary occurs, the principal amount of, and the Make-Whole Amount, on all outstanding Notes shall become automatically due and payable without any declaration or other act on the part of the Trustee or of the Holders.

               (b) If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the then outstanding Notes may declare the principal amount of all of the Notes to be due and payable immediately by written notice thereof to the General Partner and the Issuer (and to the Trustee if given by the Holders). However, any time after such a declaration of acceleration with respect to the Notes has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of not less then a majority in principal amount of outstanding Notes may rescind and annul such declaration and its consequences if (a) the Issuer shall have paid or deposited with the Trustee all required payments of the principal of, premium, if any, and interest on the Notes plus certain fees, expenses, disbursements and advances of the Trustee and (b) all Events of Default, other than the nonpayment of accelerated principal or interest with respect to the Notes have been cured or waived as provided in the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive any past default with respect to such series and its consequences, except a default (x) in the payment of the principal, premium, if any, or interest on the Notes or (y) in respect of a covenant or provision contained in the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Note affected thereby.

               (c) The Trustee is required under the Indenture to give notice to the Holders of Notes within 90 days of a default under the Indenture; provided, however, that the Trustee may withhold from the Holders of the Notes notice of any default (except a default in the payment of the principal, premium, if any, Liquidated Damages, if any, or interest on the Notes) if the Responsible Officers of the Trustee consider such withholding to be in the interest of such Holders.

               (d) The Indenture provides that no Holders of the Notes may institute any proceedings, judicial or otherwise, with respect to the Indenture or for any remedy thereunder, except in the case of failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the Holders of not less than a majority in principal amount of the outstanding Notes, as well as an offer of reasonable indemnity. This provision does not prevent, however, any Holder of Notes from instituting suit for the enforcement of payment of the



                                     A-1-7
principal, premium, if any, Liquidated Damages, if any, and interest on such Notes at the respective due date thereof.

               (e) Subject to provisions in the Indenture relating to its duties in case of default, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any Holders of Notes then outstanding under the Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity. The Holders of not less than a majority in principal amount of the outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any trust or power conferred upon the Trustee. However, the Trustee may refuse to follow any direction which is in conflict with any law or the Indenture, which may involve the Trustee in personal liability or which may be unduly prejudicial to the Holders of Notes not joining therein.

               (f) Within 120 days after the close of each fiscal year, the Issuer and the General Partner will deliver to the Trustee a certificate, signed by one of several specified officers of the General Partner, stating whether or not such officer has knowledge of any default under the Indenture and, if so, specifying each such default and the nature and status thereof.

        11. MODIFICATION OF THE INDENTURE.

               (a) Modifications and amendments of provisions of the Indenture may be made only with consent of the Holders of not less than a majority in principal amount of the outstanding Notes; provided, however, that no such modification or amendment may, without the consent of the Holder of each such Notes affected thereby, (i) change the Maturity Date of the principal, premium, if any, Liquidated Damages, if any, or interest on any such Notes; (ii) reduce the principal amount of, or the rate or amount of interest on, or any premium payable on redemption of, any such Notes, or adversely affect any right of repayment of the Holder of any such Note; (iii) change the Place of Payment, or the coin or currency, for payment of principal of, premium, if any, or interest on any such Note; (iv) impair the right to institute suit for the enforcement of any payment on or with respect to any such Note on or after the Maturity Date thereof; (v) reduce the above-stated percentage of outstanding Notes necessary to modify or amend the Indenture, to waive compliance with certain provisions thereof or certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture; or (vi) modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect such action or to provide that certain other provisions may not be modified or waived without the consent of the Holder of such Note.

               (b) The Holders of not less than a majority in principal amount of outstanding Notes have the right to waive compliance by the Issuer or the General Partner with certain covenants in the Indenture relating to such series.

               (c) Modifications and amendments of the Indenture may be made by the Issuer and the General Partner and the Trustee without the consent of any Holder of Notes for any of the following purposes: (i) to evidence the succession of another Person to the Issuer as obligor under the Indenture; (ii) to add to the covenants of the Issuer and the General Partner for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or the General Partner in the Indenture; (iii) to add Events of Default for the benefit of the Holders of the Notes; (iv) to add or change any provisions of the Indenture to facilitate the issuance of the Notes in bearer form, or to permit or facilitate the issuance of the Notes in uncertificated form, provided that such action shall not adversely affect the interests of the Holders of the Notes in any material respect; (v) to secure the Notes; (vi) to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trust under the



                                     A-1-8

Indenture by more than one Trustee; (vii) to cure any ambiguity, defect or inconsistency in the Indenture, provided that such action shall not adversely affect the interests of Holders of the Notes in any material respect; and (viii) to supplement any of the provisions of the Indenture to the extent necessary to permit or facilitate defeasance and discharge of any series of such Notes, provided that such action shall not adversely affect the interests of the Holders of the Notes in any material respect.

        12. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Issuer or its subsidiaries to, among other things, incur additional Debt, incur additional Secured Debt, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer will annually report to the Trustee on compliance with such limitations.

        13. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes shall have all the rights set forth in the Registration Rights Agreement.

        14. ADDITIONAL INFORMATION. Anyone who receives this Note may obtain a copy of the Indenture and/or the Registration Rights Agreement without charge by writing to Glenborough Properties, L.P., 400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708, Attention: General Counsel.

        15. TRUSTEE DEALINGS WITH ISSUER OR GENERAL PARTNER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the General Partner, the Issuer or their Affiliates, and may otherwise deal with the General Partner, the Issuer or their Affiliates, as if it were not the Trustee.

        16. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the General Partner, as such, shall not have any liability for any obligations of the General Partner or the Issuer under the Indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        17. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.



                                     A-1-9

                                 ASSIGNMENT FORM

               To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

--------------------------------------------------------------------------------
Date:________________________

                                  Your Signature: ______________________________

                                  (Sign exactly as your name appears on the face
                                   of this Note)

                                   Signature Guarantee:

                                   Signature(s) must be guaranteed by an
                                   eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17 Ad-15.




                                     A-1-10

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

        The following exchanges of a part of this Global Note for an interest in another Global Note, or exchanges of a part of another Global Note for an interest in this Global Note, have been made:

                                                Amount of                   Principal Amount              Signature of
                Amount of decrease            increase in                 of this Global Note              authorized
Date of        in Principal Amount          Principal Amount                 following such                signatory of
Exchange       of this Global Note        of this Global Note           decrease (or increase)      Trustee or Note Custodian
--------       -------------------        -------------------           ----------------------      -------------------------




                                     A-1-11

                                                                     EXHIBIT A-2

                  (Face of Regulation S Temporary Global Note)
================================================================================
                                                       CUSIP/CINS

                  % [Series A] [Series B] Senior Notes due 2005

No. 1                                                         $

                          GLENBOROUGH PROPERTIES, L.P.

        promises to pay to Cede & Co.

        or registered assigns,

        the principal sum of $

        on March      , 2005

        Interest Payment Dates: March 15 and September 15

        Record Dates:  March 1 and September 1

================================================================================


                                     A-2-1

               IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under the corporate seal of its General Partner this _____ day of March, 1998.

                                           GLENBOROUGH PROPERTIES, L.P.

                                           By:  Glenborough Realty Trust
                                                Incorporated, as General Partner

                                           By:  ___________________________
                                                Name:
                                                Title:

                                           (seal)
                                           Attest:

                                           By:  ___________________________
                                                Name:
                                                Title:

This is one of the Notes
referred to in the within-mentioned
Indenture:

Chase Manhattan Bank and Trust Company,
National Association, as Trustee

By:__________________________________
   Authorized Signatory



                                      A-2-2

                  (Back of Regulation S Temporary Global Note)

               _____% [Series A] [Series B] Senior Notes due 2005

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 305 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 305 OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 309 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) TO THE ISSUER, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE



                                      A-2-3

REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR TRANSFER AGENT) OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS ), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN
(A) ABOVE.


                                      A-2-4

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

        1. INTEREST. Glenborough Properties, L.P., a California limited partnership (the "Issuer"), promises to pay interest on the principal amount of
this Note at   % per annum from the date hereof until maturity and shall pay the
Liquidated Damages, if any, payable pursuant to Section 5 of the Registration
Rights Agreement. Interest on the Notes will accrue at the rate of   % per annum
and Liquidated Damages, if any, will be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 1998, to holders of record on the immediately preceding March 1 and September 1. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

        2. METHOD OF PAYMENT. Principal, premium, if any, Liquidated Damages, if any, and interest on the Notes will be payable at the office or agency of the Issuer maintained for such purpose or, at the option of the Issuer, payment may be made by check mailed to holders of the Notes at their respective addresses set forth in the register of holders; provided that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Issuer will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Until otherwise designated by the Issuer, the Issuer's office or agency will be the office of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, which currently is c/o The Chase Manhattan Bank, 55 Water Street, Room 234, and at the Trustee's Corporate Trust Office at 101 California Street, Suite 2725, San Francisco, California 94111. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        3. PAYING AGENT AND REGISTRAR. Initially, Chase Manhattan Bank and Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer's general partner, Glenborough Realty Trust Incorporated, a Maryland corporation (the "General Partner"), the Issuer or any of their respective wholly owned subsidiaries may act in any such capacity.

        4. INDENTURE. The Issuer issued the Notes under an Indenture dated as of March, 1998 and the First Supplemental Indenture thereto of even date (collectively, the "Indenture"), each between the Issuer, the General Partner and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Issuer limited to $150.0 million in aggregate principal amount plus amounts, if any, issued to pay Liquidated Damages on outstanding Notes as set forth in paragraph 2 hereof.


                                      A-2-5

        5. OPTIONAL REDEMPTION.

               (a) The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the Notes (or portion thereof) being redeemed plus accrued interest thereon and Liquidated Damages, if any, to the redemption date and (ii) the Make-Whole Amount, if any, with respect to the Notes (or portion thereof).

               (b) If notice has been given and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Notes will be to receive payment of the Redemption Price.

        6. MANDATORY REDEMPTION. The Issuer shall not be required to make mandatory redemption payments with respect to the Notes.

        7. NOTICE OF REDEMPTION.

               (a) Notice of any redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed.

               (b) The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of such Notes to be redeemed and their redemption date. If less than all of the Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, such Notes to be redeemed in whole or in part.

        8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof. A holder of Notes may transfer or exchange Notes in accordance with the Indenture. The Trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a holder to pay any taxes and fees required by law or permitted by the Indenture. The Issuer is not required to transfer or exchange any Note selected for redemption. Also, the Issuer is not required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

        9. PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as the owner of it for all purposes.

        10. EVENTS OF DEFAULT, NOTICE AND WAIVER.

               (a) The following events are "Events of Default": (i) default for 30 days in the payment of any interest or Liquidated Damages, if any, on the Notes; (ii) default in the payment of any principal of, premium, if any, or any Make-Whole Amount on any Notes when due; (iii) default in the performance of any other covenant or warranty of the Issuer or the General Partner contained in the Indenture with respect to the Notes, continued for 60 days after written notice as provided in the Indenture; (iv) default under any bond, debenture, note, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed (except for


                                      A-2-6
nonrecourse mortgage indebtedness which individually or in the aggregate does not exceed $20,000,000) by the Issuer or the General Partner (or by any Subsidiary, the repayment of which the Issuer or the General Partner has guaranteed or for which the Issuer or the General Partner is directly responsible or liable as obligor or guarantor), having an aggregate principal amount outstanding of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after written notice to the Issuer or the General Partner, as the case may be, as provided in the Indenture; (v) the entry by a court of competent jurisdiction of one or more judgments, orders or decrees against the Issuer or any Subsidiary in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 and such judgments, orders or decrees remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $10,000,000 for a period of 30 consecutive days; and (vi) certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer or the General Partner or any Significant Subsidiary. The term "Significant Subsidiary" has the meaning ascribed to such term in Regulation S-X promulgated under the Securities Act. If an Event of Default specified in clause
(vi) above relating to the Issuer or the General Partner or any Significant Subsidiary occurs, the principal amount of, and the Make-Whole Amount, on all outstanding Notes shall become automatically due and payable without any declaration or other act on the part of the Trustee or of the Holders.

               (b) If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the then outstanding Notes may declare the principal amount of all of the Notes to be due and payable immediately by written notice thereof to the General Partner and the Issuer (and to the Trustee if given by the Holders). However, any time after such a declaration of acceleration with respect to the Notes has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of not less then a majority in principal amount of outstanding Notes may rescind and annul such declaration and its consequences if (a) the Issuer shall have paid or deposited with the Trustee all required payments of the principal of, premium, if any, and interest on the Notes plus certain fees, expenses, disbursements and advances of the Trustee and (b) all Events of Default, other than the nonpayment of accelerated principal or interest with respect to the Notes have been cured or waived as provided in the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive any past default with respect to such series and its consequences, except a default (x) in the payment of the principal, premium, if any, or interest on the Notes or (y) in respect of a covenant or provision contained in the Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Note affected thereby.

               (c) The Trustee is required under the Indenture to give notice to the Holders of Notes within 90 days of a default under the Indenture; provided, however, that the Trustee may withhold from the Holders of the Notes notice of any default (except a default in the payment of the principal, premium, if any, Liquidated Damages, if any, or interest on the Notes) if the Responsible Officers of the Trustee consider such withholding to be in the interest of such Holders.

               (d) The Indenture provides that no Holders of the Notes may institute any proceedings, judicial or otherwise, with respect to the Indenture or for any remedy thereunder, except in the case of failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the Holders of not less than a majority in principal amount of the outstanding Notes, as well as an offer of reasonable indemnity. This provision does not prevent, however, any Holder of Notes from instituting suit for the enforcement of payment of the


                                      A-2-7
principal, premium, if any, Liquidated Damages, if any, and interest on such Notes at the respective due date thereof.

               (e) Subject to provisions in the Indenture relating to its duties in case of default, the Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any Holders of Notes then outstanding under the Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity. The Holders of not less than a majority in principal amount of the outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or of exercising any trust or power conferred upon the Trustee. However, the Trustee may refuse to follow any direction which is in conflict with any law or the Indenture, which may involve the Trustee in personal liability or which may be unduly prejudicial to the Holders of Notes not joining therein.

               (f) Within 120 days after the close of each fiscal year, the Issuer and the General Partner will deliver to the Trustee a certificate, signed by one of several specified officers of the General Partner, stating whether or not such officer has knowledge of any default under the Indenture and, if so, specifying each such default and the nature and status thereof.

        11. MODIFICATION OF THE INDENTURE.

               (a) Modifications and amendments of provisions of the Indenture may be made only with consent of the Holders of not less than a majority in principal amount of the outstanding Notes; provided, however, that no such modification or amendment may, without the consent of the Holder of each such Notes affected thereby, (i) change the Maturity Date of the principal, premium, if any, Liquidated Damages, if any, or interest on any such Notes; (ii) reduce the principal amount of, or the rate or amount of interest on, or any premium payable on redemption of, any such Notes, or adversely affect any right of repayment of the Holder of any such Note; (iii) change the Place of Payment, or the coin or currency, for payment of principal of, premium, if any, or interest on any such Note; (iv) impair the right to institute suit for the enforcement of any payment on or with respect to any such Note on or after the Maturity Date thereof; (v) reduce the above-stated percentage of outstanding Notes necessary to modify or amend the Indenture, to waive compliance with certain provisions thereof or certain defaults and consequences thereunder or to reduce the quorum or voting requirements set forth in the Indenture; or (vi) modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect such action or to provide that certain other provisions may not be modified or waived without the consent of the Holder of such Note.

               (b) The Holders of not less than a majority in principal amount of outstanding Notes have the right to waive compliance by the Issuer or the General Partner with certain covenants in the Indenture relating to such series.

               (c) Modifications and amendments of the Indenture may be made by the Issuer and the General Partner and the Trustee without the consent of any Holder of Notes for any of the following purposes: (i) to evidence the succession of another Person to the Issuer as obligor under the Indenture; (ii) to add to the covenants of the Issuer and the General Partner for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuer or the General Partner in the Indenture; (iii) to add Events of Default for the benefit of the Holders of the Notes; (iv) to add or change any provisions of the Indenture to facilitate the issuance of the Notes in bearer form, or to permit or facilitate the issuance of the Notes in uncertificated form, provided that such action shall not adversely affect the interests of the Holders of the Notes in any material respect; (v) to secure the Notes; (vi) to provide for the acceptance of appointment by a successor Trustee or facilitate the administration of the trust under the


                                      A-2-8

Indenture by more than one Trustee; (vii) to cure any ambiguity, defect or inconsistency in the Indenture, provided that such action shall not adversely affect the interests of Holders of the Notes in any material respect; and (viii) to supplement any of the provisions of the Indenture to the extent necessary to permit or facilitate defeasance and discharge of any series of such Notes, provided that such action shall not adversely affect the interests of the Holders of the Notes in any material respect.

        12. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Issuer or its subsidiaries to, among other things, incur additional Debt, incur additional Secured Debt, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer will annually report to the Trustee on compliance with such limitations.

        13. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes shall have all the rights set forth in the Registration Rights Agreement.

        14. ADDITIONAL INFORMATION. Anyone who receives this Note may obtain a copy of the Indenture and/or Registration Rights Agreement without charge by writing to Glenborough Properties, L.P., 400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708, Attention: General Counsel.

        15. TRUSTEE DEALINGS WITH ISSUER OR GENERAL PARTNER. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the General Partner, the Issuer or their Affiliates, and may otherwise deal with the General Partner, the Issuer or their Affiliates, as if it were not the Trustee.

        16. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the General Partner, as such, shall not have any liability for any obligations of the General Partner or the Issuer under the Indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        17. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        18. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.


                                      A-2-9

        20. ASSIGNMENT FORM

        To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:___________________

                                  Your Signature:_______________________________
                                  (Sign exactly as your name appears on the face
                                   of this Note)

                                   Signature Guarantee:_________________________

                                   Signature(s) must be guaranteed by an
                                   eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17 Ad-15.



                                     A-2-10

                    SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

        The following exchanges of a part of this Global Note for an interest in another Global Note, or exchanges of a part of another Global Note for an interest in this Global Note, have been made:


                                           Amount of            Principal Amount            Signature of
                 Amount of decrease       increase in         of this Global Note            authorized
Date  of        in Principal Amount     Principal Amount        following such              signatory of
Exchange        of this Global Note    of this Global Note   decrease (or increase)   Trustee or Note Custodian
--------        -------------------    -------------------   ----------------------   -------------------------


                                     A-2-11

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Glenborough Properties, L.P.
400 South El Camino Real
Suite 1100
San Mateo, California 94402-1708

[Registrar address block]

               Re:    % Senior Notes due 2005 of
                      Glenborough Properties, L.P.

        Reference is hereby made to the Indenture, dated as of March , 1998 (as supplemented by the First Supplemental Indenture thereto, dated March , 1998 (the "First Supplemental Indenture"), the "Indenture"), among Glenborough Properties, L.P. as issuer (the "Issuer"), Glenborough Realty Trust Incorporated, as Guarantor, and Chase Manhattan Bank and Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        ______________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY GLOBAL NOTE, THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Regulation S Temporary Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

        (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

        (b) [ ] such Transfer is being effected to the Issuer or a subsidiary thereof; or

        (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

        (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the First Supplemental Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

        (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

        (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

        (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                                -------------------------------
                                                [Insert Name of Transferor]

                                                 By:____________________________
                                                     Name:
                                                     Title:

Dated: _____________________, ______

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.      The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

        (a) [ ] a beneficial interest in the:

               (i) [ ] 144A Global Note (CUSIP _____ ), or

              (ii) [ ] Regulation S Global Note (CUSIP _____ ), or

             (iii) [ ] IAI Global Note (CUSIP _____ ); or

        (b) [ ] a Restricted Definitive Note.

2.       After the Transfer the Transferee will hold:

                                   [CHECK ONE]

        (a) [ ] a beneficial interest in the:

               (i) [ ] 144A Global Note (CUSIP _____ ), or

              (ii) [ ] Regulation S Global Note (CUSIP _____ ), or

             (iii) [ ] IAI Global Note (CUSIP _____ ); or

              (iv) [ ] Unrestricted Global Note (CUSIP _____ ); or

        (b) [ ] a Restricted Definitive Note; or

        (c) [ ] an Unrestricted Definitive Note,

        in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Glenborough Properties, L.P.
400 South El Camino Real
Suite 1100
San Mateo, California 94402-1708

[Registrar address block]

               Re:     % Senior Notes due 2005 of
                      Glenborough Properties, L.P.

                                  (CUSIP_____)

        Reference is hereby made to the Indenture, dated as of March , 1997 (as supplemented by the First Supplemental Indenture, the "Indenture"), among Glenborough Properties, L.P. as issuer (the "Issuer"), Glenborough Realty Trust Incorporated, as Guarantor and Chase Manhattan Bank and Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        _______________ , (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

        (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer,

(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

        (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

        (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

        (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE]: [ ] 144A Global Note, [ ] Regulation S Global Note, [ ] IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities

Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

        This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.


                                       ------------------------------------
                                       [Insert Name of Owner]

                                       By:__________________________________
                                          Name:
                                          Title:

Dated:_____________________,______

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Glenborough Properties, L.P.
400 South El Camino Real, Suite 1100
San Mateo, California  94402-1708

[Registrar address block]

               Re:     % Senior Notes due 2005 of
                      Glenborough Properties, L.P.

        Reference is hereby made to the Indenture, dated as of March 23, 1998 (as supplemented by the First Supplemental Indenture, the "Indenture"), among Glenborough Properties, L.P., as issuer (the "Issuer"), Glenborough Realty Trust Incorporated, as Guarantor, and Chase Manhattan Bank and Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        In connection with our proposed purchase of $____________ aggregate principal amount of:

        (a) [ ] a beneficial interest in a Global Note, or

        (b) [ ] a Definitive Note,

        we confirm that:

        1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

        2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Issuer or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

        3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuer such certifications, legal opinions and other information as you and the Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

        4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

        5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

        You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                         ------------------------------------
                                         [Insert Name of Accredited Investor]

                                         By:__________________________________
                                             Name:
                                             Title:

Dated: _____________________, ______



                                      D-2